As filed with the SEC on ________.                     Registration No. 33-20000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________


                                    FORM S-6
                         Post-Effective Amendment No. 23


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                   __________

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)
                                   __________

                                Thomas C. Castano
                               Assistant Secretary
                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                                   __________

It is proposed that this filing will become effective (check appropriate space):

     o    immediately upon filing pursuant to paragraph (b) of Rule 485


     o    on May 1, 2001 pursuant to paragraph (b) of Rule 485 (date)


     o    60 days after filing pursuant to paragraph (a) of Rule 485

     o    on  _______________________  pursuant  to  paragraph  (a) of Rule  485
                     (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

 N-8B-2 Item Number                     Location
 ------------------                     --------

         1.                             Cover Page

         2.                             Cover Page

         3.                             Not Applicable

         4.                             Sale   of   the   Contract   and   Sales
                                        Commissions

         5.                             The  Prudential   Variable   Appreciable
                                        Account

         6.                             The  Prudential   Variable   Appreciable
                                        Account

         7.                             Not Applicable

         8.                             Not Applicable

         9.                             Litigation

        10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other General
                                        Contract   Provisions;   Voting  Rights;
                                        Withdrawal  of  Excess  Cash   Surrender
                                        Value;   Increases   in   Face   Amount;
                                        Decreases  in Face Amount;  Riders;  The
                                        Prudential Series Fund, Inc.

        11.                             Introduction and Summary; The Prudential
                                        Variable Appreciable Account

        12.                             Cover Page;  Introduction  and  Summary;
                                        The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

        13. Introduction and Summary; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

        14. Introduction and Summary; Requirements for Issuance of a Contract

        15. Introduction and Summary; Allocation of Premiums; Transfers; Dollar Cost Averaging; Fixed-Rate Option; General Information about Prudential, The Prudential Variable Appreciable Account, and the Variable Investment Options Available under the Account.

        16.                             Introduction   and   Summary;   Detailed
                                        Information About the Contract

N-8B-2 Item Number                      Location
------------------                      --------

        17. Surrender of a Contract; When Proceeds are Paid

        18.                             The  Prudential   Variable   Appreciable
                                        Account

        19.                             Reports to Contract Owners

        20.                             Not Applicable

        21.                             Contract Loans

        22.                             Not Applicable

        23.                             Not Applicable

        24.                             Other General Contract Provisions

        25.                             Introduction and Summary

        26. Introduction and Summary; Contract Fees and Charges

        27.                             The  Prudential   Insurance  Company  of
                                        America;  The  Prudential  Series  Fund,
                                        Inc.

        28.                             The  Prudential   Insurance  Company  of
                                        America; Directors and Officers

        29.                             The  Prudential   Insurance  Company  of
                                        America

        30.                             Not Applicable

        31.                             Not Applicable

        32.                             Not Applicable

        33.                             Not Applicable

        34.                             Not Applicable

        35.                             The  Prudential   Insurance  Company  of
                                        America

        36.                             Not Applicable

        37.                             Not Applicable

        38.                             Sale   of   the   Contract   and   Sales
                                        Commissions

        39.                             Sale   of   the   Contract   and   Sales
                                        Commissions

        40.                             Not Applicable

        41.                             Sale   of   the   Contract   and   Sales
                                        Commissions

        42.                             Not Applicable

        43.                             Not Applicable

        44. Introduction and Summary; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

        45.                             Not Applicable

        46.                             Introduction and Summary; The Prudential
                                        Variable    Appreciable   Account;   The
                                        Prudential Series Fund, Inc.

        47.                             The  Prudential   Variable   Appreciable
                                        Account;  The  Prudential  Series  Fund,
                                        Inc.

        48.                             Not Applicable

        49.                             Not Applicable

        50.                             Not Applicable

        51.                             Not Applicable

        52.                             Substitution of Series Fund Shares

        53.                             Tax Treatment of Contract Benefits

        54.                             Not Applicable

        55.                             Not Applicable

        56.                             Not Applicable

        57.                             Not Applicable

        58.                             Not Applicable

        59. Financial Statements; Financial Statements of the Variable Appreciable Life Subaccounts of The Prudential
                                        Variable       Appreciable      Account;
                                        Consolidated Financial Statements of The
                                        Prudential Insurance Company of America and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                  Prudential's
                          Variable Appreciable Life(R)
                                    Insurance


                                   PROSPECTUS


                                 The Prudential
                          Variable Appreciable Account




                                   May 1, 2001




                                                               [GRAPHIC OMITTED]

PROSPECTUS
May 1, 2001
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our") under the name Variable Appreciable Life(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount you, the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of the Contract, the death benefit will never be less than the "face amount" of insurance you chose. There is no guaranteed minimum cash surrender value.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:


o Invest in one or more of 14 available subaccounts of The Prudential Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

        Conservative Balanced   Government Income     Small Capitalization Stock
        Diversified Bond        High Yield Bond       Stock Index
        Equity                  Money Market          Value
        Flexible Managed        Natural Resources     Zero Coupon Bond 2005
        Global                  Prudential Jennison



o    Invest in the fixed-rate option, which pays a guaranteed interest rate.

o Invest in The Prudential Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                                                           Page
INTRODUCTION AND SUMMARY......................................................................................1
   Brief Description of the Contract..........................................................................1
   Charges....................................................................................................1
   Types of Death Benefit.....................................................................................3
   Premium Payments...........................................................................................3
   Lapse and Guarantee Against Lapse..........................................................................4
   Refund.....................................................................................................4

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT...............................................................5
   The Prudential Insurance Company of America................................................................5
   The Prudential Variable Appreciable Account................................................................5
   The Prudential Series Fund, Inc............................................................................6
   Voting Rights..............................................................................................8
   The Fixed-Rate Option......................................................................................8
   The Prudential Variable Contract Real Property Account.....................................................8
   Which Investment Option Should Be Selected?................................................................9

DETAILED INFORMATION ABOUT THE CONTRACT.......................................................................9
   Contract Fees and Charges..................................................................................9
   Requirements for Issuance of a Contract...................................................................13
   Short-Term Cancellation Right or "Free-Look"..............................................................13
   Contract Forms............................................................................................14
   Contract Date.............................................................................................14
   Premiums..................................................................................................15
   Allocation of Premiums....................................................................................16
   Transfers.................................................................................................16
   Dollar Cost Averaging.....................................................................................17
   Reduction of Charges for Concurrent Sales to Several Individuals..........................................17
   How the Contract Fund Changes with Investment Experience..................................................18
   How a Form A (Level) Contract's Death Benefit Will Vary...................................................18
   How a Form B (Variable) Contract's Death Benefit Will Vary................................................19
   Increases in Face Amount..................................................................................20
   Decreases in Face Amount..................................................................................21
   Withdrawal of Excess Cash Surrender Value.................................................................22
   Surrender of a Contract...................................................................................22
   When Proceeds Are Paid....................................................................................23
   Living Needs Benefit......................................................................................23
   Hypothetical Illustrations of Death Benefits and Cash Surrender Values....................................24
   Contract Loans............................................................................................26
   Lapse and Reinstatement...................................................................................27
   Substitution of Series Fund Shares........................................................................28
   Reports to Contract Owners................................................................................28
   Tax Treatment of Contract Benefits........................................................................28
   Tax-Qualified Pension Plans...............................................................................30
   Riders....................................................................................................30
   Participation in Divisible Surplus........................................................................31
   Other General Contract Provisions.........................................................................31
   Paying Premiums by Payroll Deduction......................................................................31
   Unisex Premiums and Benefits..............................................................................32
   Sales to Persons 14 Years of Age or Younger...............................................................32
   Exchange of Fixed-Dollar Contract to Variable Contract....................................................32
   Sale of the Contract and Sales Commissions................................................................32
   State Regulation..........................................................................................33
   Experts...................................................................................................33
   Litigation and Regulatory Proceedings.....................................................................33
   Additional Information....................................................................................34
   Financial Statements......................................................................................34




DIRECTORS AND OFFICERS OF PRUDENTIAL.........................................................................35

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE APPRECIABLE
ACCOUNT......................................................................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES......................................................................B1

                            INTRODUCTION AND SUMMARY


This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Variable Appreciable Life Insurance Contract (the "Contract") is issued by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years and 10 years from an increase in the face amount of insurance.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 14 available subaccounts, in the fixed-rate option, or in the Real Property Account. Your Contract Fund value changes every day depending upon the change in value of the particular investment option that you have selected.


Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 9. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see Lapse and Reinstatement, page 27) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 28.

Charges


Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 9. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Prudential may make:


                _______________________________________________

                                 Premium Payment
                ________________________________________________
                                        |
                                        |
                         _______________________________

                           o   less charge for taxes
                               attributable to premiums
                           o   less $2 processing fee
                         _______________________________

                               Net Premium Amount
________________________________________________________________________________

To be invested in one or a combination of:

     o    The investment portfolios of the Series Fund
     o    The fixed-rate option
     o    The Real Property Account
________________________________________________________________________________
                                       |
                                       |
________________________________________________________________________________
                                 Daily Charges


o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property Account assets. See Underlying Portfolio Expenses chart, below, and The Prudential Variable Contract Real Property Account, page 8.
o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.90% from assets in the variable investment options.
________________________________________________________________________________
                                       |
                                       |
________________________________________________________________________________

                                Monthly Charges

o We currently deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.
o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o We reduce the Contract Fund by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance.
o We deduct a charge for anticipated mortality. The maximum charge is based on the Non-Smoker/Smoker 1980 CSO Tables.
o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.
o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
________________________________________________________________________________

________________________________________________________________________________

                          Possible Additional Charges


o During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been in-force for more than five years.
o During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.


________________________________________________________________________________

                          Underlying Portfolio Expenses

           Portfolio                    Investment      Other        Total     Total Actual
                                       Advisory Fee    Expenses   Contractual    Expenses*
                                                                    Expenses

     Conservative Balanced                0.55%        0.05%        0.60%        0.60%
     Diversified Bond                     0.40%        0.05%        0.45%        0.45%
     Equity                               0.45%        0.04%        0.49%        0.49%
     Flexible Managed                     0.60%        0.04%        0.64%        0.64%
     Global                               0.75%        0.10%        0.85%        0.85%
     Government Income                    0.40%        0.07%        0.47%        0.47%
     High Yield Bond                      0.55%        0.05%        0.60%        0.60%
     Money Market                         0.40%        0.04%        0.44%        0.44%
     Natural Resources                    0.45%        0.13%        0.58%        0.55%
     Prudential Jennison                  0.60%        0.04%        0.64%        0.64%
     Small Capitalization Stock           0.40%        0.08%        0.48%        0.48%
     Stock Index                          0.35%        0.04%        0.39%        0.39%
     Value                                0.40%        0.05%        0.45%        0.45%
     Zero Coupon Bond 2005                0.40%        0.25%        0.65%        0.40%


* Prudential currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolio will not exceed the investment advisory fee; and (2) the High Yield Bond, Natural Resources, Stock Index, and Value Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.


Types of Death Benefit

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value. For more information, refer to How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19.

Premium Payments


Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Contract Loans, page 26.


Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See Premiums, page 15.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See Premiums, page 15, and Tax Treatment of Contract Benefits, page 28.

Lapse and Guarantee Against Lapse

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and at least the face amount of insurance will be paid upon the death of the insured.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

You can find more  information on this topic in Lapse and  Reinstatement on page
27.

Refund

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free- look" provision. See Short-Term Cancellation Right or "Free-Look," page 13.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, in the prospectus and statement of additional information for The Prudential Series Fund, Inc., and in the prospectus for the Real Property Account.

                    GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE
            VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT


The Prudential Insurance Company of America

The Prudential Insurance Company of America is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam,
U. S. Virgin Islands, and in all states.


Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same

Until demutualization occurs, a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential. Prudential will consider any possible adverse impact the withdrawal might have on the Account before making any such withdrawal.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.


Currently, you may invest in one or a combination of 14 available subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. Prudential may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.


The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives.

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.


o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The

     Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").


o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o Zero Coupon Bond Portfolio - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and Zero Coupon Bond 2005 Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.


As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Deductions from Portfolios, page 10.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Prudential's general account. Prudential's general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year; (2) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. The term Monthly date means the day of each month that is the same as the Contract Date. See Contract Date, page 14.

Prudential is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 16. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 23.

The Prudential Variable Contract Real Property Account


The Real Property Account is a separate account of Prudential. Through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, this account invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, or Value Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in the Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.


Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential Representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                     DETAILED INFORMATION ABOUT THE CONTRACT


Contract Fees and Charges

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Prudential's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2000, 1999, and 1998, Prudential deducted a total of approximately $29,492,000, $33,102,000, and $35,946,000, respectively, in taxes attributable to premiums.

(b) We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 2000, 1999, and 1998, Prudential received a total of approximately $16,583,000, $17,098,000, and $18,557,000, respectively, in processing charges.


Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:



                            Total Portfolio Expenses

           Portfolio                 Investment     Other        Total     Total Actual
                                    Advisory Fee   Expenses   Contractual    Expenses*
                                                                Expenses


     Conservative Balanced             0.55%        0.05%        0.60%        0.60%
     Diversified Bond                  0.40%        0.05%        0.45%        0.45%
     Equity                            0.45%        0.04%        0.49%        0.49%
     Flexible Managed                  0.60%        0.04%        0.64%        0.64%
     Global                            0.75%        0.10%        0.85%        0.85%
     Government Income                 0.40%        0.07%        0.47%        0.47%
     High Yield Bond                   0.55%        0.05%        0.60%        0.60%
     Money Market                      0.40%        0.04%        0.44%        0.44%
     Natural Resources                 0.45%        0.13%        0.58%        0.55%
     Prudential Jennison               0.60%        0.04%        0.64%        0.64%
     Small Capitalization Stock        0.40%        0.08%        0.48%        0.48%
     Stock Index                       0.35%        0.04%        0.39%        0.39%
     Value                             0.40%        0.05%        0.45%        0.45%
     Zero Coupon Bond 2005             0.40%        0.25%        0.65%        0.40%

* Prudential currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolio will not exceed the investment advisory fee; and (2) the High Yield Bond, Natural Resources, Stock Index, and Value Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.


Daily Deduction from the Contract Fund

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 2000, 1999, and 1998, Prudential received a total of approximately $23,736,000, $22,838,000, and $21,126,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.


Monthly Deductions from Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $75,000 face amount, the charge is $3 plus $2.25 for a total of $5.25. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 2000, 1999, and 1998, Prudential received a total of approximately $60,840,000, $64,174,000, and $63,674,000, respectively, in monthly administrative charges.


(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000, the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.


(c) A sales charge, often called a "sales load", is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium". The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that. During 2000, 1999, and 1998, Prudential received a total of approximately $48,740,000, $62,295,000, and $86,395,000, respectively, in sales charges.

     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load ("CDSL") and is described under Surrender or Withdrawal Charges, below.


(d) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 2000, 1999, and 1998, Prudential received a total of approximately $11,343,000, $12,264,000, and $13,470,000, respectively, for this risk charge.


(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premiums, page 10. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Surrender or Withdrawal Charges


(a) Prudential charges additional sales load, the contingent deferred sales load ("CDSL"), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.


     The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund, page 11.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

     The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

                                                                                                                      Cumulative
      Surrender,           Cumulative               Cumulative            Contingent             Total              Total Sales Load
      Last Day of      Scheduled Premiums       Sales Load Deducted     Deferred Sales        Sales Load            as Percentage of
       Year No.               Paid              from Contract Fund           Load                                      Scheduled
                                                                                                                     Premiums Paid

           1               $  894.06               $   49.56             $  218.66             $  268.22                 30.00%
           2                1,788.12                   99.12                367.64                466.76                 26.10%
           3                2,682.18                  148.68                398.55                547.23                 20.40%
           4                3,576.24                  198.24                414.00                612.24                 17.12%
           5                4,470.30                  247.80                414.00                661.80                 14.80%
           6                5,364.36                  247.80                331.00                578.80                 10.79%
           7                6,258.42                  247.80                248.00                495.80                  7.92%
           8                7,152.48                  247.80                166.00                413.80                  5.79%
           9                8,046.54                  247.80                 83.00                330.80                  4.11%
          10                8,940.60                  247.80                  0.00                247.80                  2.77%


     The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. During 2000, 1999, and 1998, Prudential received a total of approximately $7,498,000, $9,584,000, and $8,569,000, respectively, from surrendered or lapsed Contracts.


Transaction Charges

Prudential charges a fee for certain transactions. For example, if the face amount of insurance is decreased or part of the cash surrender value is withdrawn. The fee will generally be $15 or less. Currently, we waive the fee in some instances. These fees are further described in this prospectus.

Requirements for Issuance of a Contract

Generally, the Contract may be issued on insureds below the age of 81. You may apply for a minimum initial guaranteed death benefit of $75,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. See Sales to Persons 14 Years of Age or Younger, page
32. Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Prudential charges a higher premium if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

Contract Forms

You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The Form A Contract death benefit does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18. The payment of greater than Scheduled Premiums and favorable investment results of the investment options which you selected will generally increase the cash surrender value. See How the Contract Fund Changes With Investment Experience, page 18.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See How the Contract Fund Changes With Investment Experience, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years.

Prudential's   Variable   Appreciable  Life  Contract   provides  more  flexible
investment opportunities than do more conventional life insurance policies because:

     (1)  you decide how the assets held under the Contract will be invested;
     (2) it permits considerable flexibility in determining the amount and timing of premium payments;
     (3) it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability); and
     (4)  favorable investment returns result in an increase in Contract values.

Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See Withdrawal of Excess Cash Surrender Value, page 22. Withdrawal of part of the cash surrender value may have tax consequences, see Tax Treatment of Contract Benefits, page 28.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the application date and the medical examination date. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

As explained earlier, the Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page
27. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 28.

If you choose to add a "rider" to your Contract that provides additional benefits (see Riders, page 30), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See Contract Fees and Charges, page 9. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt at a Home Office, but not earlier than the Contract Date. If Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office provided you are enrolled to use the Telephone Transfer System. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers


If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 27), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with Prudential's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.


In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 31), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond subaccount in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.


Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Prudential may change these limits in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;
     (2) the total amount of premium payments expected to be received from these Contracts;
     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
     (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

How the Contract Fund Changes with Investment Experience


As explained earlier, after the 10th Contract year (or 10 years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.


On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 9. This amount is placed in the investment options you chose. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

How a Form A (Level) Contract's Death Benefit Will Vary

As explained earlier, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.


Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:


     (1)  the guaranteed minimum death benefit; and
     (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.


                                                         Increase in Insurance
                   Male                Net Single            Amount Per $1
                Attained Age            Premium        Increase in Contract Fund

                     5                  .09151                  $10.93
                    25                  .17000                  $ 5.88
                    35                  .23700                  $ 4.22
                    55                  .45209                  $ 2.21
                    65                  .59468                  $ 1.68



                                                         Increase in Insurance
                  Female               Net Single            Amount Per $1
               Attained Age             Premium        Increase in Contract Fund


                     5                  .07919                  $12.63
                    25                  .15112                  $ 6.62
                    35                  .21127                  $ 4.73
                    55                  .40090                  $ 2.49
                    65                  .53639                  $ 1.86


Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;
     (2)  you paid premiums when due;
     (3) your selected investment options earned a net return at a uniform rate of 4% per year;
     (4)  we deducted full mortality charges based upon the 1980 CSO Table;
     (5)  we deducted the maximum sales load and expense charges; and
     (6)  there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

     (1)  investment results are greater than a 4% net return;
     (2)  payments are made that are more than the Scheduled Premiums; or
     (3)  smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund

Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans, page 26.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

     (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value;
     (2)  the guaranteed minimum death benefit; and
     (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, below and Decreases in Face Amount, page 21.

Increases in Face Amount

You may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is similar to the purchase of a second Contract. It differs in the following respects:

     (1) the minimum permissible increase is $25,000, while the minimum for a new Contract is $75,000;
     (2) monthly fees are lower because only a single $3 per month administrative charge is made rather than two;
     (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;
     (4) the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and
     (5) the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased.

These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

     (1)  you must ask for the increase in writing on an appropriate form;
     (2)  the amount of the face amount increase must be at least $25,000;
     (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential;
     (4)  if we request, you must send in the Contract to be endorsed;
     (5) the Contract must not be in default on the date the increase takes effect;
     (6)  you must pay an appropriate premium at the time of the increase;
     (7) Prudential has the right to deny more than one increase in a Contract year; and
     (8) if between the Contract Date and the date that your requested increase in face amount would take effect, Prudential has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount of at least $100,000 may render the Contract eligible for a select rating if the insured has met strict underwriting requirements and is a non-smoker.

Upon an increase in face amount, Prudential will recompute the Contract's Scheduled Premiums, contingent deferred sales and administrative charges, Tabular values, and monthly deductions from the Contract Fund. You may choose, limited only by applicable state law, whether the recomputation will be made as of the prior or next Contract anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may cause the Contract to be classified as a

Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Therefore, before increasing the face amount, you should consult with your Prudential representative.

If the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 31) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under Surrender or Withdrawal Charges, page 12, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See Short-Term Cancellation Right or "Free-Look", page 13. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within two years after the increase in face amount.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 22) or a partial withdrawal of excess cash surrender value (see Withdrawal of Excess Cash Surrender Value, page 22). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract. See Requirements for Issuance of a Contract, page
13. A reduction will not be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the select rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Before requesting any decreases in face amount, you should consult your Prudential representative.

Withdrawal of Excess Cash Surrender Value


Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 28. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.


Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See Requirements for Issuance of a Contract, page 13. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 28. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

Surrender of a Contract


You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See Requirements for Issuance of a Contract, page 13.

To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 28.

When Proceeds Are Paid

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).


Living Needs Benefit

You may elect to add the Living Needs Benefit (sm) to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Hypothetical Illustrations of Death Benefits and Cash Surrender Values

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $100,000 bought on or after December 31, 1998 by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $894.06 is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 14 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed that the maximum contractual charges have been made from the beginning. See Contract Fees and Charges, page 9.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Contract Forms, page 14.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.90% per year. Thus, assuming maximum charges, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.43%, 2.57%, 6.57% and 10.57%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                       USING CURRENT CONTRACTUAL CHARGES

                                                    Death Benefit (2)
                                           Assuming Hypothetical Gross (and Net)
                Premiums                       Annual Investment Return of
   End of     Accumulated
   Policy    at 4% Interest    0% Gross         4% Gross        8% Gross       12% Gross
    Year      Per Year (3)   (-1.13% Net)     (2.87% Net)     (6.87% Net)     (10.87% Net)
    ----      ------------   ------------     -----------     -----------     ------------

       1        $    930        $100,000        $100,000        $100,000        $100,000
       2        $  1,897        $100,000        $100,000        $100,000        $100,000
       3        $  2,903        $100,000        $100,000        $100,000        $100,000
       4        $  3,948        $100,000        $100,000        $100,000        $100,000
       5        $  5,036        $100,000        $100,000        $100,000        $100,000
       6        $  6,167        $100,000        $100,000        $100,000        $100,000
       7        $  7,344        $100,000        $100,000        $100,000        $100,000
       8        $  8,568        $100,000        $100,000        $100,000        $100,000
       9        $  9,840        $100,000        $100,000        $100,000        $100,000
      10        $ 11,164        $100,000        $100,000        $100,000        $100,000
      15        $ 18,618        $100,000        $100,000        $100,000        $100,000
      20        $ 27,688        $100,000        $100,000        $100,000        $100,000
      25        $ 38,723        $100,000        $100,000        $100,000        $138,544
 30 (Age 65)    $ 52,149        $100,000        $100,000        $100,000        $206,576
      35        $ 81,307        $100,000        $100,000        $117,351        $305,573
      40        $116,782        $100,000        $100,000        $148,528        $451,827
      45        $159,942        $100,000        $100,000        $187,430        $670,243


                                   Cash Surrender Value (2)
                             Assuming Hypothetical Gross (and Net)
                                   Annual Investment Return of
   End of
   Policy        0% Gross       4% Gross        8% Gross        12% Gross
    Year       (-1.13% Net)    (2.87% Net)     (6.87% Net)     (10.87% Net
    ----       ------------    -----------     -----------     -----------
       1        $      0        $      0        $      0        $      0
       2        $    318        $    399        $    482        $    567
       3        $    834        $    990        $  1,156        $  1,331
       4        $  1,336        $  1,593        $  1,871        $  2,174
       5        $  1,824        $  2,205        $  2,630        $  3,104
       6        $  2,552        $  3,083        $  3,691        $  4,388
       7        $  3,271        $  3,978        $  4,811        $  5,791
       8        $  3,972        $  4,882        $  5,984        $  7,316
       9        $  4,657        $  5,797        $  7,215        $  8,978
      10        $  5,326        $  6,723        $  8,510        $ 10,793
      15        $  7,506        $ 10,607        $ 15,175        $ 21,918
      20        $  9,636        $ 15,176        $ 24,617        $ 40,822
      25        $ 11,146        $ 20,003        $ 37,527        $ 72,278
 30 (Age 65)    $ 11,070        $ 24,194        $ 54,736        $122,847
      35        $ 27,625        $ 39,895        $ 78,348        $204,013
      40        $ 41,759        $ 56,938        $109,452        $332,956
      45        $ 52,724        $ 75,959        $149,470        $534,499

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $4,726.61.  For a gross return of 4%, the second  Scheduled
     Premium will be $3,567.01. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                               Death Benefit (2)                                     Cash Surrender Value (2)
                               ---------------------------------------------------- ------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                   Premiums                Annual Investment Return of                          Annual Investment Return of
   End of        Accumulated   ---------------------------------------------------- ------------------------------------------------
   Policy       at 4% Interest   0% Gross    4% Gross     8% Gross    12% Gross      0% Gross    4% Gross    8% Gross    12% Gross
    Year         Per Year (3)  (-1.13% Net) (2.87% Net)  (6.87% Net) (10.87% Net)  (-1.13% Net) (2.87% Net) (6.87% Net) (10.87% Net)
   ------       -------------- ------------ -----------  ----------- ------------  ------------ ----------- ----------- ------------
      1            $    930       $100,000     $100,019     $100,048     $100,076       $     0     $     0    $      0     $      0
      2            $  1,897       $100,000     $100,035     $100,118     $100,204       $   270     $   351    $    434     $    519
      3            $  2,903       $100,000     $100,048     $100,214     $100,389       $   789     $   945    $  1,111     $  1,286
      4            $  3,948       $100,000     $100,060     $100,339     $100,642       $ 1,310     $ 1,567    $  1,846     $  2,149
      5            $  5,036       $100,000     $100,070     $100,496     $100,970       $ 1,833     $ 2,214    $  2,640     $  3,114
      6            $  6,167       $100,000     $100,129     $100,737     $101,434       $ 2,573     $ 3,104    $  3,712     $  4,409
      7            $  7,344       $100,000     $100,187     $101,020     $101,998       $ 3,296     $ 4,003    $  4,836     $  5,814
      8            $  8,568       $100,000     $100,247     $101,347     $102,676       $ 4,002     $ 4,912    $  6,012     $  7,341
      9            $  9,840       $100,000     $100,308     $101,723     $103,479       $ 4,692     $ 5,831    $  7,246     $  9,002
     10            $ 11,164       $100,000     $100,371     $102,151     $104,424       $ 5,363     $ 6,759    $  8,539     $ 10,812
     15            $ 18,618       $100,000     $100,831     $105,351     $112,007       $ 7,576     $10,670    $ 15,190     $ 21,846
     20            $ 27,688       $100,000     $102,175     $111,456     $127,320       $ 9,717     $15,239    $ 24,520     $ 40,384
     25            $ 38,723       $100,000     $104,723     $121,722     $155,610       $11,225     $19,993    $ 36,992     $ 70,880
 30 (Age 65)       $ 52,149       $100,000     $108,891     $137,641     $205,052       $11,147     $23,891    $ 52,641     $120,052
     35            $ 83,540       $100,000     $110,622     $142,438     $298,788       $27,683     $40,923    $ 72,739     $199,483
     40            $121,732       $100,000     $114,052     $154,103     $441,955       $41,773     $58,879    $ 98,930     $325,681
     45            $168,199       $100,000     $119,626     $175,253     $655,745       $52,712     $77,153    $132,780     $522,937

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  For a  hypothetical  gross  investment  return of 0%, the second  Scheduled
     Premium will be $4,726.61.  For a gross return of 4%, the second  Scheduled
     Premium will be $3,567.01. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                     T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (2)
                                       Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of
   End of     Accumulated
   Policy    at 4% Interest     0% Gross        4% Gross       8% Gross        12% Gross
    Year      Per Year (3)    (-1.43% Net)    (2.57% Net)     (6.57% Net)     (10.57% Net)
    ----      ------------    ------------    -----------     -----------     ------------
       1        $    930        $100,000        $100,000        $100,000        $100,000
       2        $  1,897        $100,000        $100,000        $100,000        $100,000
       3        $  2,903        $100,000        $100,000        $100,000        $100,000
       4        $  3,948        $100,000        $100,000        $100,000        $100,000
       5        $  5,036        $100,000        $100,000        $100,000        $100,000
       6        $  6,167        $100,000        $100,000        $100,000        $100,000
       7        $  7,344        $100,000        $100,000        $100,000        $100,000
       8        $  8,568        $100,000        $100,000        $100,000        $100,000
       9        $  9,840        $100,000        $100,000        $100,000        $100,000
      10        $ 11,164        $100,000        $100,000        $100,000        $100,000
      15        $ 18,618        $100,000        $100,000        $100,000        $100,000
      20        $ 27,688        $100,000        $100,000        $100,000        $100,000
      25        $ 38,723        $100,000        $100,000        $100,000        $107,232
  30 (Age 65)   $ 52,149        $100,000        $100,000        $100,000        $153,756
      35        $ 90,072        $100,000        $100,000        $100,000        $215,310
      40        $136,211        $100,000        $100,000        $106,198        $299,729
      45        $192,347        $100,000        $100,000        $138,963        $414,863

                                 Cash Surrender Value (2)
                          Assuming Hypothetical Gross (and Net)
                               Annual Investment Return of
   End of
   Policy         0% Gross       4% Gross       8% Gross        12% Gross
    Year        (-1.43% Net)    (2.57% Net)    (6.57% Net)     (10.57% Net)
    ----        ------------    -----------    -----------     ------------
       1        $      0        $      0        $      0        $      0
       2        $    268        $    346        $    427        $    510
       3        $    751        $    903        $  1,063        $  1,233
       4        $  1,216        $  1,463        $  1,732        $  2,023
       5        $  1,661        $  2,025        $  2,433        $  2,888
       6        $  2,290        $  2,795        $  3,375        $  4,040
       7        $  2,905        $  3,571        $  4,358        $  5,286
       8        $  3,495        $  4,344        $  5,377        $  6,629
       9        $  4,062        $  5,116        $  6,433        $  8,078
      10        $  4,602        $  5,882        $  7,528        $  9,643
      15        $  5,932        $  8,643        $ 12,689        $ 18,730
      20        $  6,213        $ 10,806        $ 18,869        $ 33,026
      25        $  4,714        $ 11,515        $ 25,876        $ 55,943
 30 (Age 65)    $    140        $  9,234        $ 33,298        $ 91,435
      35        $  8,222        $ 21,576        $ 52,155        $143,749
      40        $  8,604        $ 30,367        $ 78,258        $220,874
      45        $      0        $ 31,109        $110,819        $330,841

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,931.92; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                 Death Benefit (2)
                                       Assuming Hypothetical Gross (and Net)
                 Premiums                   Annual Investment Return of
   End of      Accumulated
   Policy     at 4% Interest    0% Gross        4% Gross        8% Gross       12% Gross
    Year       Per Year (3)   (-1.43% Net)    (2.57% Net)     (6.57% Net)    (10.57% Net)
    ----       ------------   ------------    -----------     -----------    ------------
       1        $    930        $100,000        $100,000        $100,020        $100,048
       2        $  1,897        $100,000        $100,000        $100,056        $100,139
       3        $  2,903        $100,000        $100,000        $100,109        $100,278
       4        $  3,948        $100,000        $100,000        $100,181        $100,472
       5        $  5,036        $100,000        $100,000        $100,275        $100,728
       6        $  6,167        $100,000        $100,000        $100,391        $101,051
       7        $  7,344        $100,000        $100,000        $100,530        $101,451
       8        $  8,568        $100,000        $100,000        $100,696        $101,936
       9        $  9,840        $100,000        $100,000        $100,889        $102,516
      10        $ 11,164        $100,000        $100,000        $101,113        $103,200
      15        $ 18,618        $100,000        $100,000        $102,757        $108,642
      20        $ 27,688        $100,000        $100,000        $105,506        $118,987
      25        $ 38,723        $100,000        $100,000        $109,698        $137,216
 30 (Age 65)    $ 52,149        $100,000        $100,000        $115,644        $167,844
      35        $ 90,072        $100,000        $100,000        $120,474        $198,710
      40        $136,211        $100,000        $100,000        $129,498        $271,193
      45        $192,347        $100,000        $100,000        $144,230        $377,527

                                    Cash Surrender Value (2)
                               Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of
   End of
   Policy           0% Gross       4% Gross        8% Gross        12% Gross
    Year          (-1.43% Net)    (2.57% Net)     (6.57% Net)     (10.57% Net)
    ----          ------------    -----------     -----------     ------------
       1            $      0        $      0        $      0        $      0
       2            $    212        $    291        $    371        $    454
       3            $    695        $    846        $  1,006        $  1,175
       4            $  1,175        $  1,421        $  1,688        $  1,979
       5            $  1,650        $  2,014        $  2,419        $  2,872
       6            $  2,287        $  2,789        $  3,366        $  4,026
       7            $  2,902        $  3,565        $  4,346        $  5,267
       8            $  3,492        $  4,337        $  5,361        $  6,601
       9            $  4,059        $  5,108        $  6,412        $  8,039
      10            $  4,599        $  5,873        $  7,501        $  9,588
      15            $  5,930        $  8,633        $ 12,596        $ 18,481
      20            $  6,210        $ 10,794        $ 18,570        $ 32,051
      25            $  4,711        $ 11,501        $ 24,968        $ 52,486
 30 (Age 65)        $    138        $  9,216        $ 30,644        $ 82,844
      35            $  8,219        $ 21,553        $ 50,775        $129,011
      40            $  8,601        $ 30,335        $ 74,325        $199,845
      45            $      0        $ 31,055        $101,757        $301,067

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,893.61; for a gross return of 12% the premium after age 65 will be $1,114.09. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

Contract Loans

You may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average -- Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract in-force.


If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 27, and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 29.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and the Real Property Account (collectively, the "variable investment options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable investment options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.


Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 28.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Lapse and Reinstatement


As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 28.


Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

2. Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 28.

3. Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 28.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

Substitution of Series Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners


Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o    the Contract's  death benefit will be income tax free to your  beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may acquire the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums will be the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See Lapse and Reinstatement, page 27. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Riders

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Participation in Divisible Surplus

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made every year, with respect to the insurance contracts issued by Prudential. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Unisex Premiums and Benefits

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, page 18 and How a Form B (Variable) Contract's Death Benefit Will Vary, page 19. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under Monthly Deductions from Contract Fund, page 11. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

Exchange of Fixed-Dollar Contract to Variable Contract

Prudential may, on a non-discriminatory basis, permit the owner of an Appreciable Life insurance policy issued by Prudential (an Appreciable Life policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable Appreciable Life Contract with the same Contract Date, Scheduled Premiums, and Contract Fund. No charge will be made for the exchange. There is no new "free-look" right when an Appreciable Life insurance policy owner elects to exchange his or her policy for a comparable Variable Appreciable Life Contract.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) 6% of the Scheduled Premiums for the second through 10th years; and (3) 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.


Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL


                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Executive Officer, Q-Linx, Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications, and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Bank, JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International
Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James
E. Hanson Management Company, Hampshire Management Company and CDL, Inc. Age 64.
Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D. --Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Advanced Medicine, Inc. and Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, Individual Financial Services, US Consumer Group since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J.  CARBONE--Senior  Vice  President and Chief  Financial  Officer since
1997;  Controller,   Salomon  Brothers,  from  1995  to  1997;  prior  to  1995,
Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.


Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                  SUBACCOUNTS
                                            --------------------------------------------------------------------------------------
                                                                                                                       Zero Coupon
                                                Money      Diversified                    Flexible      Conservative       Bond
                                               Market         Bond          Equity         Managed        Balanced         2000
                                              Portfolio     Portfolio      Portfolio      Portfolio       Portfolio     Portfolio
                                            ------------  ------------  --------------  --------------  --------------  ----------
ASSETS
  Investment in The Prudential Series
    Fund Inc. Portfolios and net asset
    value [Note 3] .......................  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $        0
                                            ------------  ------------  --------------  --------------  --------------  ----------
  Net Assets .............................  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $        0
                                            ============  ============  ==============  ==============  ==============  ==========

NET ASSETS, representing:
  Equity of contract owners [Note 4] .....  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $        0
                                            ------------  ------------  --------------  --------------  --------------  ----------
                                            $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $        0
                                            ============  ============  ==============  ==============  ==============  ==========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A1


                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
   High                                                                               Zero Coupon                    Small
   Yield          Stock                       Natural                   Government       Bond        Prudential  Capitalization
   Bond           Index          Value       Resources       Global       Income         2005         Jennison       Stock
 Portfolio      Portfolio      Portfolio     Portfolio      Portfolio    Portfolio     Portfolio      Portfolio    Portfolio
------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



$ 77,442,712  $1,006,024,714  $516,457,559  $192,610,017  $239,797,100  $ 76,948,086  $ 27,589,199  $540,394,561  $172,435,883
------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 77,442,712  $1,006,024,714  $516,457,559  $192,610,017  $239,797,100  $ 76,948,086  $ 27,589,199  $540,394,561  $172,435,883
============  ==============  ============  ============  ============  ============  ============  ============  ============


$ 77,442,712  $1,006,024,714  $516,457,559  $192,610,017  $239,797,100  $ 76,948,086  $ 27,589,199  $540,394,561  $172,435,883
------------  --------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 77,442,712  $1,006,024,714  $516,457,559  $192,610,017  $239,797,100  $ 76,948,086  $ 27,589,199  $540,394,561  $172,435,883
============  ==============  ============  ============  ============  ============  ============  ============  ============








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A2

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                              Money                                    Diversified
                                                             Market                                       Bond
                                                            Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                2000          1999           1998          2000           1999           1998
                                             -----------   -----------    -----------   ------------  ------------    -----------
INVESTMENT INCOME
  Dividend income .........................  $ 7,374,565   $ 5,770,360    $ 5,267,889    $ 9,363,742  $          0    $ 8,588,103
                                             -----------   -----------    -----------   ------------  ------------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      857,383       820,458        702,791      1,055,858     1,044,261        977,226
  Reimbursement for excess expenses
    [Note 5D] .............................            0             0              0              0             0              0
                                             -----------   -----------    -----------   ------------  ------------    -----------
NET EXPENSES ..............................      857,383       820,458        702,791      1,055,858     1,044,261        977,226
                                             -----------   -----------    -----------   ------------  ------------    -----------
NET INVESTMENT INCOME (LOSS) ..............    6,517,182     4,949,902      4,565,098      8,307,884    (1,044,261)     7,610,877
                                             -----------   -----------    -----------   ------------  ------------    -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS

  Capital gains distributions received ....            0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares redeemed .            0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss)
    on investments ........................            0             0              0      4,554,260    (1,453,759)       242,854
                                             -----------   -----------    -----------   ------------  ------------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............            0             0              0      4,658,838    (1,116,243)       843,446
                                             -----------   -----------    -----------   ------------  ------------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................  $ 6,517,182   $ 4,949,902    $ 4,565,098   $ 12,966,722  $ (2,160,504)   $ 8,454,323
                                             ===========   ===========    ===========   ============  ============    ===========








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A3


                                                      SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Flexible                                  Conservative
                 Equity                                      Managed                                    Balanced
                Portfolio                                   Portfolio                                   Portfolio
-----------------------------------------   ------------------------------------------  -------------------------------------------
    2000          1999           1998          2000           1999           1998          2000           1999          1998
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------

$ 28,717,308   $ 26,581,947  $ 27,312,284    $51,475,016    $    66,382   $ 46,336,137   $ 39,032,025   $ 45,641,073   $ 46,034,230
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------




  10,912,470     11,249,143    10,647,094     10,246,499     10,502,693     10,109,863      7,930,987      8,224,025      7,958,450


           0              0             0              0              0              0              0              0              0
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------
  10,912,470     11,249,143    10,647,094     10,246,499     10,502,693     10,109,863      7,930,987      8,224,025      7,958,450
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------
  17,804,838     15,332,804    16,665,190     41,228,517    (10,436,311)    36,226,274     31,101,038     37,417,048     38,075,780
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------




 252,626,405    188,845,438   165,422,738     20,228,730     16,843,257    147,043,667      7,927,522      6,358,209     65,867,708
  12,712,901     27,402,970    14,951,173      3,425,308      2,080,576      2,295,592      2,714,849      2,277,146      1,526,727

(246,644,445)   (58,596,445)  (78,932,919)   (96,184,606)    91,955,490    (58,722,618)   (54,474,725)    18,533,490      6,236,915
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------
  18,694,861    157,651,963   101,440,992    (72,530,568)   110,879,323     90,616,641    (43,832,354)    27,168,845     73,631,350
------------   ------------  ------------   ------------   ------------   ------------  -------------   ------------   ------------



$ 36,499,699   $172,984,767  $118,106,182   $(31,302,051)  $100,443,012   $126,842,915  $ (12,731,316)  $ 64,585,893   $111,707,130
============   ============  ============   ============   ============   ============  =============   ============   ============








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A4

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            Zero Coupon                                High Yield
                                                             Bond 2000                                    Bond
                                                             Portfolio                                  Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                2000           1999           1998          2000          1999           1998
                                             -----------    ----------    -----------   ------------   -----------   ------------
INVESTMENT INCOME
  Dividend income .........................  $ 1,916,432    $        0    $   990,142   $  9,628,996   $   251,218   $  9,308,036
                                             -----------    ----------    -----------   ------------   -----------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      112,695       137,327        144,233        601,288       655,946        697,446
  Reimbursement for excess expenses
    [Note 5D] .............................      (34,568)      (35,650)       (44,243)             0             0              0
                                             -----------    ----------    -----------   ------------   -----------   ------------
NET EXPENSES ..............................       78,127       101,677         99,990        601,288       655,946        697,446
                                             -----------    ----------    -----------   ------------   -----------   ------------
NET INVESTMENT INCOME (LOSS) ..............    1,838,305      (101,677)       890,152      9,027,708      (404,728)     8,610,590
                                             -----------    ----------    -----------   ------------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ....      135,041        36,915        267,168              0             0              0
  Realized gain (loss) on shares redeemed .     (685,089)       34,751         60,617     (1,139,978)     (966,582)      (243,731)
  Net change in unrealized gain (loss)
    on investments ........................     (494,826)      334,605        153,354    (15,147,733)    4,891,833    (11,461,047)
                                             -----------    ----------    -----------   ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS ............   (1,044,874)      406,271        481,139    (16,287,711)    3,925,251    (11,704,778)
                                             -----------    ----------    -----------   ------------   -----------   ------------
NET INCREASE (DECREASE)  IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................  $   793,431    $  304,594    $ 1,371,291   $ (7,260,003)  $ 3,520,523   $ (3,094,188)
                                             ===========    ==========    ===========   ============   ===========   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A5


                                                       SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                    Stock                                                                                 Natural
                    Index                                      Value                                     Resources
                  Portfolio                                  Portfolio                                   Portfolio
------------------------------------------   -----------------------------------------   -----------------------------------------
     2000           1999          1998           2000          1999          1998           2000           1999          1998
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------

$   9,144,548   $ 10,125,645  $  9,059,895   $ 10,338,921  $ 10,876,592  $  12,342,267   $  2,246,913  $    828,632  $     975,725
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------


    7,509,378      6,675,340     5,175,364      3,178,543     3,285,457      3,262,956      1,130,994       860,970        851,287

            0              0             0              0             0              0        (52,472)            0              0
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------
    7,509,378      6,675,340     5,175,364      3,178,543     3,285,457      3,262,956      1,078,522       860,970        851,287
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------
    1,635,170      3,450,305     3,884,531      7,160,378     7,591,135      9,079,311      1,168,391       (32,338)       124,438
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------


   35,213,342     12,472,929    12,847,130     35,832,915    53,052,638     27,501,162              0             0      6,263,457
   16,646,062     19,189,378     6,237,945      2,234,121     7,546,600        (99,580)     1,446,040      (996,568)    (1,250,821)

 (160,730,652)   136,915,479   153,992,331     20,197,962   (16,047,855)   (52,611,025)    48,289,388    44,575,398    (26,817,989)
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------
 (108,871,248)   168,577,786   173,077,406     58,264,998    44,551,383    (25,209,443)    49,735,428    43,578,830    (21,805,353)
-------------   ------------  ------------   ------------  ------------  -------------   ------------  ------------  -------------


$(107,236,078)  $172,028,091  $176,961,937   $ 65,425,376  $ 52,142,518  $ (16,130,132)  $ 50,903,819  $ 43,546,492  $ (21,680,915)
=============   ============  ============   ============  ============  =============   ============  ============  =============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20




                                       A6

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                                         Government
                                                             Global                                       Income
                                                            Portfolio                                    Portfolio
                                           -------------------------------------------    -----------------------------------------
                                                2000           1999           1998           2000          1999             1998
                                           -------------   ------------   ------------    -----------  -------------    -----------
INVESTMENT INCOME
  Dividend income .......................  $   1,914,868   $    678,214   $  1,738,704    $ 5,648,734  $           0    $ 4,520,286
                                           -------------   ------------   ------------    -----------  -------------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................      1,752,355      1,111,465        843,008        526,543        558,812        560,752
  Reimbursement for excess expenses
    [Note 5D] ...........................              0              0              0              0              0              0
                                           -------------   ------------   ------------    -----------  -------------    -----------
NET EXPENSES ............................      1,752,355      1,111,465        843,008        526,543        558,812        560,752
                                           -------------   ------------   ------------    -----------  -------------    -----------
NET INVESTMENT INCOME (LOSS) ............        162,513       (433,251)       895,696      5,122,191       (558,812)     3,959,534
                                           -------------   ------------   ------------    -----------  -------------    -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ..     16,578,985      1,189,193      5,918,263        207,832              0              0
  Realized gain (loss) on shares
    redeemed ............................        917,015      3,166,922      1,375,609        252,459        202,656        289,366
  Net change in unrealized gain (loss)
    on investments ......................    (70,915,302)    67,191,804     18,668,316      2,791,970     (2,381,684)     1,952,252
                                           -------------   ------------   ------------    -----------  -------------    -----------
NET GAIN (LOSS) ON INVESTMENTS ..........    (53,419,302)    71,547,919     25,962,188      3,252,261     (2,179,028)     2,241,618
                                           -------------   ------------   ------------    -----------  -------------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................  $ (53,256,789)  $ 71,114,668   $ 26,857,884    $ 8,374,452  $  (2,737,840)   $ 6,201,152
                                           =============   ============   ============    ===========  =============    ===========







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A7


                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
              Zero Coupon                                  Prudential                             Small Capitalization
               Bond 2005                                    Jennison                                      Stock
               Portfolio                                    Portfolio                                   Portfolio
----------------------------------------  -------------------------------------------   -----------------------------------------
   2000          1999            1998         2000            1999           1998          2000           1999          1998
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------

$ 1,311,810  $           0   $ 1,296,279  $     384,515   $    541,083   $    298,391   $    757,408  $          0  $     528,189
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------



    176,253        182,727       174,202      3,978,955      2,115,948        933,952      1,016,226       722,960        578,299

    (62,379)       (48,249)      (55,172)             0              0              0              0             0              0
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------
    113,874        134,478       119,030      3,978,955      2,115,948        933,952      1,016,226       722,960        578,299
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------
  1,197,936       (134,478)    1,177,249     (3,594,440)    (1,574,865)      (635,561)      (258,818)     (722,960)       (50,110)
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------


    571,483              0        29,253     76,293,654     18,100,277      2,902,977      7,672,269     1,918,174      5,935,686
    154,012        173,356       164,197      1,403,528      1,956,464        453,639      1,507,428      (120,414)      (102,881)

  1,233,222     (1,723,392)    1,406,685   (198,113,004)    99,641,732     42,669,927      7,541,609    12,549,193     (7,230,189)
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------
  1,958,717     (1,550,036)    1,600,135   (120,415,822)   119,698,473     46,026,543     16,721,306    14,346,953     (1,397,384)
-----------  -------------   -----------  -------------   ------------   ------------   ------------  ------------  -------------


$ 3,156,653  $  (1,684,514)  $ 2,777,384  $(124,010,262)  $118,123,608   $ 45,390,982   $ 16,462,488  $ 13,623,993  $  (1,447,494)
===========  =============   ===========  =============   ============   ============   ============  ============  =============








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A8

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                              Money                                    Diversified
                                                              Market                                       Bond
                                                            Portfolio                                   Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ...........  $  6,517,182  $  4,949,902   $  4,565,098   $  8,307,884  $ (1,044,261)  $  7,610,877
  Capital gains distributions received ...             0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares
    redeemed .............................             0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss)
    on investments .......................             0             0              0      4,554,260    (1,453,759)       242,854
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................     6,517,182     4,949,902      4,565,098     12,966,722    (2,160,504)     8,454,323
                                            ------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............    33,271,809    29,999,800     37,611,988     23,708,710    23,078,475     26,569,268
  Policy Loans ...........................    (2,951,631)   (3,827,696)    (2,736,768)    (2,951,317)   (3,188,191)    (3,179,538)
  Policy Loan Repayments and Interest ....     1,690,948     2,588,192      1,950,095      1,966,848     2,135,135      1,591,062
  Surrenders, Withdrawals and Death
    Benefits .............................   (10,207,810)  (11,775,018)    (9,187,944)    (7,206,907)   (8,911,486)    (7,722,756)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....   (13,623,199)    2,629,991     (4,007,277)    (6,126,033)     (138,588)     3,018,103
  Withdrawal and Other Charges ...........    (8,128,780)   (8,860,933)    (8,713,945)    (9,969,514)  (10,654,538)   (10,752,740)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................        51,337    10,754,336     14,916,149       (578,213)    2,320,807      9,523,399
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0             0     (1,854,444)             0             0         15,863
                                            ------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................     6,568,519    15,704,238     17,626,803     12,388,509       160,303     17,993,585

NET ASSETS:
  Beginning of year ......................   128,435,317   112,731,079     95,104,276    147,275,295   147,114,992    129,121,407
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of year ............................  $135,003,836  $128,435,317   $112,731,079   $159,663,804  $147,275,295   $147,114,992
                                            ============  ============   ============   ============  ============   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A9


                                     SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------
                                                                   Flexible
                   Equity                                           Managed
                  Portfolio                                        Portfolio
----------------------------------------------  ----------------------------------------------
     2000           1999             1998            2000            1999            1998
--------------  --------------  --------------  --------------  --------------  --------------

$   17,804,838  $   15,332,804  $   16,665,190  $   41,228,517  $  (10,436,311) $   36,226,274
   252,626,405     188,845,438     165,422,738      20,228,730      16,843,257     147,043,667

    12,712,901      27,402,970      14,951,173       3,425,308       2,080,576       2,295,592

  (246,644,445)    (58,596,445)    (78,932,919)    (96,184,606)     91,955,490     (58,722,618)
--------------  --------------  --------------  --------------  --------------  --------------



    36,499,699     172,984,767     118,106,182     (31,302,051)    100,443,012     126,842,915
--------------  --------------  --------------  --------------  --------------  --------------



   222,204,944     222,112,390     285,120,763     160,739,340     155,685,002     206,491,305
   (44,682,481)    (46,925,941)    (45,013,313)    (32,903,486)    (33,487,354)    (34,928,110)
    26,549,494      25,863,007      21,138,295      20,974,631      20,075,111      17,294,994

   (89,287,653)    (94,909,037)    (97,071,175)    (73,837,706)    (67,752,219)    (79,498,303)

   (93,203,124)    (59,651,177)     (7,299,784)    (64,915,895)    (36,216,054)    (18,229,089)
  (110,324,713)   (122,798,555)   (131,817,860)    (89,144,922)    (98,917,196)   (106,307,492)
--------------  --------------  --------------  --------------  --------------  --------------



   (88,743,533)    (76,309,313)     25,056,926     (79,088,038)    (60,612,710)    (15,176,695)
--------------  --------------  --------------  --------------  --------------  --------------



             0               0        (134,891)              0               0        (115,363)
--------------  --------------  --------------  --------------  --------------  --------------


   (52,243,834)     96,675,454     143,028,217    (110,390,089)     39,830,302     111,550,857


 1,613,412,340   1,516,736,886   1,373,708,669   1,500,566,635   1,460,736,333   1,349,185,476
--------------  --------------  --------------  --------------  --------------  --------------
$1,561,168,506  $1,613,412,340  $1,516,736,886  $1,390,176,546  $1,500,566,635  $1,460,736,333
==============  ==============  ==============  ==============  ==============  ==============



            SUBACCOUNTS (Continued)
----------------------------------------------
                 Conservative
                  Balanced
                  Portfolio
----------------------------------------------
     2000            1999            1998
--------------  --------------  --------------
$   31,101,038  $   37,417,048  $   38,075,780
     7,927,522       6,358,209      65,867,708

     2,714,849       2,277,146       1,526,727

   (54,474,725)     18,533,490       6,236,915
--------------  --------------  --------------



   (12,731,316)     64,585,893     111,707,130
--------------  --------------  --------------



   132,066,783     122,128,969     172,963,578
   (24,363,776)    (23,665,043)    (24,402,529)
    15,280,452      15,558,408      13,921,518

   (67,850,819)    (64,392,473)    (68,346,109)

   (60,909,587)    (27,102,834)    (16,607,607)
   (76,776,722)    (84,858,651)    (91,363,858)
--------------  --------------  --------------




   (82,553,669)    (62,331,624)    (13,835,007)
--------------  --------------  --------------



             0               0         (57,837)
--------------  --------------  --------------

   (95,284,985)      2,254,269      97,814,286



 1,128,417,018   1,126,162,749   1,028,348,463
--------------  --------------  --------------
$1,033,132,033  $1,128,417,018  $1,126,162,749
==============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A10

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                           Zero Coupon                                 High Yield
                                                            Bond 2000                                     Bond
                                                            Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                             -----------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............  $ 1,838,305  $   (101,677)  $    890,152   $  9,027,708  $   (404,728)  $  8,610,590
  Capital gains distributions received ....      135,041        36,915        267,168              0             0              0
  Realized gain (loss) on shares redeemed .     (685,089)       34,751         60,617     (1,139,978)     (966,582)      (243,731)
  Net change in unrealized gain (loss) on
    investments ...........................     (494,826)      334,605        153,354    (15,147,733)    4,891,833    (11,461,047)
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      793,431       304,594      1,371,291     (7,260,003)    3,520,523     (3,094,188)
                                             -----------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............    2,027,653     2,253,874      3,242,362     14,981,479    15,705,252     20,544,444
  Policy Loans ............................     (437,297)     (513,608)      (644,425)    (2,126,320)   (2,428,091)    (2,652,877)
  Policy Loan Repayments and Interest .....      312,094       399,503        360,153      1,428,737     1,801,343      1,492,709
  Surrenders, Withdrawals and Death
    Benefits ..............................   (1,287,593)   (1,426,761)    (1,526,453)    (5,853,422)   (6,795,370)    (7,617,762)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................  (18,680,388)   (1,169,148)    (1,096,463)    (6,209,425)   (7,871,916)       945,487
  Withdrawal and Other Charges ............   (1,118,726)   (1,418,736)    (1,619,003)    (6,624,832)   (7,570,585)    (8,497,933)
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................  (19,184,257)   (1,874,876)    (1,283,829)    (4,403,783)   (7,159,367)     4,214,068
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0         (8,240)             0             0        (42,474)
                                             -----------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................  (18,390,826)   (1,570,282)        79,222    (11,663,786)   (3,638,844)     1,077,406

NET ASSETS:
  Beginning of period .....................   18,390,826    19,961,108     19,881,886     89,106,498    92,745,342     91,667,936
                                             -----------  ------------   ------------   ------------  ------------   ------------
  End of period ...........................  $         0  $ 18,390,826   $ 19,961,108   $ 77,442,712  $ 89,106,498   $ 92,745,342
                                             ===========  ============   ============   ============  ============   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A11


                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                     Stock                                                                                 Natural
                     Index                                      Value                                     Resources
                   Portfolio                                  Portfolio                                   Portfolio
--------------------------------------------  -----------------------------------------   -----------------------------------------
     2000            1999           1998          2000          1999           1998           2000          1999          1998
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------
$    1,635,170  $    3,450,305  $  3,884,531  $  7,160,378  $  7,591,135   $  9,079,311   $  1,168,391  $    (32,338)  $    124,438
    35,213,342      12,472,929    12,847,130    35,832,915    53,052,638     27,501,162              0             0      6,263,457
    16,646,062      19,189,378     6,237,946     2,234,121     7,546,600        (99,580)     1,446,040      (996,568)    (1,250,821)

  (160,730,652)    136,915,479   153,992,330    20,197,962   (16,047,855)   (52,611,025)    48,289,388    44,575,398    (26,817,989)
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------


  (107,236,078)    172,028,091   176,961,937    65,425,376    52,142,518    (16,130,132)    50,903,819    43,546,492    (21,680,915)
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------


   143,813,535     128,537,549   139,848,176    71,330,448    72,746,641     95,299,141     20,736,773    19,035,268     29,732,123
   (31,788,094)    (27,496,074)  (21,632,900)  (12,152,062)  (11,949,900)   (12,921,751)    (5,274,402)   (3,632,049)    (3,757,335)
    16,352,451      14,533,537     8,895,587     6,794,156     7,032,090      5,682,713      2,852,604     2,491,659      2,389,809

   (55,218,390)    (53,330,346)  (40,266,311)  (28,058,562)  (28,641,449)   (27,141,623)    (9,139,215)   (7,347,934)    (9,543,364)

    43,134,926      55,524,073    22,168,188   (31,865,939)  (30,030,572)     9,043,514      6,363,934    (7,955,642)   (15,621,028)
   (69,977,646)    (68,714,043)  (62,397,410)  (33,187,893)  (37,398,609)   (40,729,679)   (10,947,076)   (9,809,178)   (11,289,685)
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------



    46,316,782      49,054,696    46,615,330   (27,139,852)  (28,241,799)    29,232,315      4,592,618    (7,217,876)    (8,089,480)
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------


             0               0       111,800             0             0        139,884              0             0        (97,825)
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------

   (60,919,296)    221,082,787   223,689,067    38,285,524    23,900,719     13,242,067     55,496,437    36,328,616    (29,868,220)

 1,066,944,010     845,861,223   622,172,156   478,172,035   454,271,316    441,029,249    137,113,580   100,784,964    130,653,184
--------------  --------------  ------------  ------------  ------------   ------------   ------------  ------------   ------------
$1,006,024,714  $1,066,944,010  $845,861,223  $516,457,559  $478,172,035   $454,271,316   $192,610,017  $137,113,580   $100,784,964
==============  ==============  ============  ============  ============   ============   ============  ============   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A12

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                                                                       Government
                                                             Global                                      Income
                                                            Portfolio                                   Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ...........  $    162,513  $   (433,251)  $    895,696   $  5,122,191  $   (558,812)  $  3,959,534
  Capital gains distributions received ...    16,578,985     1,189,193      5,918,263        207,832             0              0
  Realized gain (loss) on shares
    redeemed .............................       917,015     3,166,922      1,375,609        252,459       202,656        289,366
  Net change in unrealized gain (loss) on
    investments ..........................   (70,915,302)   67,191,804     18,668,316      2,791,970    (2,381,684)     1,952,252
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................   (53,256,789)   71,114,668     26,857,884      8,374,452    (2,737,840)     6,201,152
                                            ------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............    39,422,009    30,573,669     35,377,261     10,001,668     9,581,320     13,880,043
  Policy Loans ...........................    (7,601,293)   (4,548,965)    (3,157,015)    (1,728,314)   (1,721,711)    (1,989,148)
  Policy Loan Repayments and Interest ....     3,673,153     2,204,939      1,774,955      1,175,401     1,350,789        898,042
  Surrenders, Withdrawals and Death
    Benefits .............................   (12,990,958)   (8,960,008)    (8,032,750)    (4,754,839)   (4,700,068)    (5,652,510)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....    60,926,199     8,628,134     (6,124,691)    (5,631,209)   (3,068,530)     1,151,981
  Withdrawal and Other Charges ...........   (17,867,845)  (13,826,989)   (12,788,521)    (5,278,276)   (6,002,933)    (6,654,093)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................    65,561,265    14,070,780      7,049,239     (6,215,569)   (4,561,133)     1,634,315
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0             0       (110,095)             0             0         (9,785)
                                            ------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................    12,304,476    85,185,448     33,797,028      2,158,883    (7,298,973)     7,825,682

NET ASSETS:
  Beginning of period ....................   227,492,624   142,307,176    108,510,148     74,789,203    82,088,176     74,262,494
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of period ..........................  $239,797,100  $227,492,624   $142,307,176   $ 76,948,086  $ 74,789,203   $ 82,088,176
                                            ============  ============   ============   ============  ============   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A13


                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
               Zero Coupon                                  Prudential                            Small Capitalization
                Bond 2005                                   Jennison                                      Stock
                Portfolio                                   Portfolio                                   Portfolio
-----------------------------------------   -----------------------------------------   -----------------------------------------
    2000          1999          1998           2000           1999          1998           2000           1999         1998
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$  1,197,936   $   (134,478) $  1,177,249   $ (3,594,440) $ (1,574,865)  $   (635,561)  $   (258,818) $   (722,960)  $    (50,110)
     571,483              0        29,253     76,293,654    18,100,277      2,902,977      7,672,269     1,918,174      5,935,686
     154,012        173,356       164,197      1,403,528     1,956,464        453,639      1,507,428      (120,414)      (102,881)

   1,233,222     (1,723,392)    1,406,685   (198,113,004)   99,641,732     42,669,927      7,541,609    12,549,193     (7,230,189)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

   3,156,653     (1,684,514)    2,777,384   (124,010,262)  118,123,608     45,390,982     16,462,488    13,623,993     (1,447,494)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

   3,930,514      4,018,488     4,711,062    108,600,153    78,282,647     57,263,567     32,656,540    33,299,141     36,924,377
    (577,560)      (686,257)     (669,881)   (19,316,019)  (10,302,874)    (4,014,420)    (4,098,063)   (2,635,093)    (2,138,180)
     373,675        489,420       324,154      8,402,856     3,885,895      1,563,575      1,893,411     1,315,700      1,083,949

  (1,588,510)    (1,806,470)   (1,903,102)   (26,583,880)  (17,393,950)    (7,435,590)    (7,538,778)   (6,184,134)    (4,861,386)

  (1,024,182)      (266,565)    1,015,999    180,065,121   115,758,631     39,232,682     19,309,712    (1,129,735)     7,146,825
  (1,853,532)    (2,105,602)   (2,279,627)   (47,004,963)  (32,069,991)   (19,483,871)   (13,092,750)  (12,025,009)   (11,395,563)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


    (739,595)      (356,986)    1,198,605    204,163,268   138,160,358     67,125,943     29,130,072    12,640,870     26,760,022
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

           0              0       (11,329)             0             0          9,553              0             0       (201,407)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

   2,417,058     (2,041,500)    3,964,660     80,153,006   256,283,966    112,526,478     45,592,560    26,264,863     25,111,121

  25,172,141     27,213,641    23,248,981    460,241,555   203,957,589     91,431,111    126,843,323   100,578,460     75,467,339
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$ 27,589,199   $ 25,172,141  $ 27,213,641   $540,394,561  $460,241,555   $203,957,589   $172,435,883  $126,843,323   $100,578,460
============   ============  ============   ============  ============   ============   ============  ============   ============









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2000

Note 1:   General

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. There are nineteen subaccounts within the Account. PVAL contracts offer the option to invest in fourteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          The Zero Coupon Bond 2000 was liquidated on November 15, 2000 and is no longer available to contract owners.

Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchasedor sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

Note 3:   Investment Information for the Prudential Series, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


                                                                                   PORTFOLIOS
                                               ----------------------------------------------------------------------------------
                                                   Money         Diversified                        Flexible        Conservative
                                                  Market            Bond            Equity           Managed          Balanced
                                               ------------     ------------    --------------   --------------    --------------
            Number of shares (rounded):          13,500,384       14,154,593        63,721,164       84,100,215        70,617,364
            Net asset value per share:         $      10.00     $      11.28    $        24.50   $        16.53    $        14.63
            Cost:                              $135,003,836     $155,188,675    $1,595,234,430   $1,404,022,884    $1,048,168,308


                                                                             PORTFOLIOS (Continued)
                                               ----------------------------------------------------------------------------------
                                                High Yield          Stock                           Natural
                                                   Bond             Index            Value         Resources           Global
                                               ------------     ------------    --------------   --------------    --------------
            Number of shares (rounded):          12,612,820       26,022,367        25,242,305        8,164,901        10,156,590
            Net asset value per share:         $       6.14     $      38.66    $        20.46   $        23.59    $        23.61
            Cost:                              $ 97,152,230     $616,384,704    $  456,089,376   $  130,481,696    $  213,853,820


                                                                    PORTFOLIOS (Continued)
                                               ----------------------------------------------------------------
                                                                    Zero                              Small
                                                Government       Coupon Bond       Prudential    Capitalization
                                                  Income            2005            Jennison          Stock
                                               ------------     ------------    --------------   --------------
            Number of shares (rounded):           6,401,671        2,061,973        23,526,102       10,078,076
            Net asset value per share:         $      12.02     $      13.38    $        22.97   $        17.11
            Cost:                              $ 73,006,139     $ 25,366,423    $  582,157,913   $  152,231,963


Note 4:   Contract Owner Unit Information

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                    SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                         Money        Diversified                     Flexible      Conservative
                                                        Market           Bond          Equity          Managed        Balanced
                                                       Portfolio       Portfolio      Portfolio       Portfolio       Portfolio
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL $100,000 + face - rounded) ....    46,683,333      39,900,956     171,534,087     240,442,869     184,648,727
            Unit Value
              (PVAL $100,000 + face - rounded) ....  $    1.83393    $    2.49287  $      5.35475  $      3.54098  $      2.97204
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity
              (PVAL $100,000 + face - rounded) ....  $ 85,613,966    $ 99,467,895  $  918,522,152  $  851,403,389  $  548,783,404
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL - rounded) ....................    20,575,446      22,572,543     120,855,571     155,314,698     166,688,224
            Unit Value (PVAL) .....................  $    1.77121    $    2.40634  $      5.16972  $      3.41846  $      2.86910
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL) ..........  $ 36,443,435    $ 54,317,214  $  624,789,464  $  530,937,084  $  478,245,185
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (SVUL - rounded) ....................    10,024,652       4,267,357       8,821,133       4,970,968       3,680,053
            Unit Value (SVUL) .....................  $    1.24396    $    1.27170  $      1.83079  $      1.52533  $      1.46372
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (SVUL) ..........  $ 12,470,266    $  5,426,798  $   16,149,642  $    7,582,367  $    5,386,567
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (VUL - rounded) .....................       392,455         365,885       1,093,583         187,794         542,009
            Unit Value (VUL) ......................  $    1.21331    $    1.23508  $      1.56115  $      1.35098  $      1.32263
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (VUL) ...........  $    476,169    $    451,897  $    1,707,248  $      253,706  $      716,877
                                                     ------------    ------------  --------------  --------------  --------------
            Total Contract Owner Equity ...........  $135,003,836    $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033
                                                     ============    ============  ==============  ==============  ==============



                                       A16

                                                                              SUBACCOUNTS (Continued)
                                                     ----------------------------------------------------------------------------
                                                      Zero Coupon     High Yield        Stock                          Natural
                                                       Bond 2000         Bond           Index           Value         Resources
                                                       Portfolio       Portfolio      Portfolio       Portfolio       Portfolio
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL $100,000 + face - rounded) ....       N/A          19,971,004     103,757,919      64,734,467      26,378,958
            Unit Value
              (PVAL $100,000 + face - rounded) ....       N/A        $    2.19788  $      6.10621  $      5.20710  $      4.34334
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity
              (PVAL $100,000 + face - rounded) ....       N/A        $ 43,893,870  $  633,567,640  $  337,078,843  $  114,572,784
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL - rounded) ....................       N/A          14,394,323      57,846,173      33,739,257      18,351,762
            Unit Value (PVAL) .....................       N/A        $    2.12249  $      5.89416  $      5.02561  $      4.19322
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL) ..........       N/A        $ 30,551,807  $  340,954,598  $  169,560,349  $   76,952,976
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (SVUL - rounded) ....................       N/A           2,498,914      13,159,985       4,260,234         596,651
            Unit Value (SVUL) .....................       N/A        $    1.12766  $      2.25067  $      2.06419  $      1.81724
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (SVUL) ..........       N/A        $  2,817,925  $   29,618,783  $    8,793,932  $    1,084,257
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (VUL - rounded) .....................       N/A             170,520       1,029,138         590,140         N/A
            Unit Value (VUL) ......................       N/A        $    1.05037  $      1.83036  $      1.73592         N/A
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (VUL) ...........       N/A        $    179,110  $    1,883,693  $    1,024,435         N/A
                                                     ------------    ------------  --------------  --------------  --------------
            TOTAL CONTRACT OWNER EQUITY ...........       N/A        $ 77,442,712  $1,006,024,714  $  516,457,559  $  192,610,017
                                                     ============    ============  ==============  ==============  ==============


                                                                              SUBACCOUNTS (Continued)
                                                     ----------------------------------------------------------------------------
                                                                                                                        Small
                                                                      Government     Zero Coupon     Prudential    Capitalization
                                                        Global          Income        Bond 2005       Jennison          Stock
                                                       Portfolio       Portfolio      Portfolio       Portfolio       Portfolio
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL $100,000 + face - rounded) ....    80,898,904      19,707,973       6,124,180     126,941,915      54,578,416
            Unit Value
              (PVAL $100,000 + face - rounded) ....  $    2.11852    $    2.32912  $      2.82384  $      2.95321  $      2.19307
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity
              (PVAL $100,000 + face - rounded) ....  $171,385,946    $ 45,902,233  $   17,293,705  $  374,886,132  $  119,694,286
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (PVAL - rounded) ....................    26,610,354      13,282,469       3,230,086      49,236,094      18,038,664
            Unit Value (PVAL) .....................  $    2.07703    $    2.24936  $      2.72727  $      2.90400  $      2.15603
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (PVAL) ..........  $ 55,270,504    $ 29,877,055  $    8,809,317  $  142,981,616  $   38,891,902
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (SVUL - rounded) ....................     6,745,221         905,680       1,140,598       8,346,473       7,293,536
            Unit Value (SVUL) .....................  $    1.86452    $    1.29052  $      1.30298  $      2.53025  $      1.89890
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (SVUL) ..........  $ 12,576,600    $  1,168,798  $    1,486,177  $   21,118,664  $   13,849,695
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Units Outstanding
              (VUL - rounded) .....................       346,149         N/A             N/A             687,244         N/A
            Unit Value (VUL) ......................  $    1.62950         N/A             N/A      $      2.04898         N/A
                                                     ------------    ------------  --------------  --------------  --------------
            Contract Owner Equity (VUL) ...........  $    564,050         N/A             N/A      $    1,408,149         N/A
                                                     ------------    ------------  --------------  --------------  --------------
            TOTAL CONTRACT OWNER EQUITY ...........  $239,797,100    $ 76,948,086  $   27,589,199  $  540,394,561  $  172,435,883
                                                     ============    ============  ==============  ==============  ==============



                                       A17

Note 5:   Charges and Expenses

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing in PVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Portfolio of the average net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

Note 6:   Taxes

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7:   Net Increase (Decrease) in Net Assets Retained in the Account

          The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998, Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                      A18

Note 8:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                               SUBACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                                            Money                                       Diversified
                                                           Market                                          Bond
                                                          Portfolio                                      Portfolio
                                          ---------------------------------------        ----------------------------------------
                                              2000          1999         1998               2000           1999          1998
                                          ------------  ------------  -----------        -----------    -----------   -----------
            Contract Owner Contributions:  114,194,561   120,477,063   69,014,332         14,105,601     22,216,255    19,897,577
            Contract Owner Redemptions:   (113,537,294) (114,736,198) (57,752,616)       (14,109,854)   (20,070,222)  (15,092,779)

                                                                        SUBACCOUNTS (Continued)
                                          ---------------------------------------------------------------------------------------
                                                                                                         Flexible
                                                           Equity                                         Managed
                                                          Portfolio                                      Portfolio
                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:   55,966,094   60,448,440   81,572,816          51,084,427     55,689,347    76,938,185
            Contract Owner Redemptions:    (71,783,274) (74,869,027) (74,174,443)        (72,728,803)   (72,365,779)  (81,055,189)

                                                                        SUBACCOUNTS (Continued)
                                          ---------------------------------------------------------------------------------------
                                                        Conservative                                    Zero Coupon
                                                          Balanced                                       Bond 2000
                                                          Portfolio                                      Portfolio
                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:   48,304,976   53,724,364   78,380,210             303,177      1,680,934     1,980,913
            Contract Owner Redemptions:    (75,572,311) (74,929,420) (82,911,926)         (7,350,570)    (2,405,244)   (2,493,753)

                                                                        SUBACCOUNTS (Continued)
                                          ---------------------------------------------------------------------------------------
                                                         High Yield                                        Stock
                                                            Bond                                           Index
                                                          Portfolio                                      Portfolio
                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:    9,772,562   19,247,980   19,318,322          18,523,899     47,997,403    45,264,098
            Contract Owner Redemptions:    (11,186,778) (22,299,293) (16,933,871)         (9,320,711)   (36,168,261)  (34,390,053)

                                                                        SUBACCOUNTS (Continued)
                                          ---------------------------------------------------------------------------------------
                                                                                                          Natural
                                                            Value                                        Resources
                                                          Portfolio                                      Portfolio
                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:   10,949,452   27,292,681   34,330,488          11,181,487     13,026,517    15,093,093
            Contract Owner Redemptions:    (16,366,923) (33,584,226) (26,544,454)         (9,870,064)   (15,783,619)  (18,219,964)

                                                                        SUBACCOUNTS (Continued)
                                          ---------------------------------------------------------------------------------------
                                                                                                        Government
                                                           Global                                         Income
                                                          Portfolio                                      Portfolio
                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:   54,236,060   42,507,388   32,534,226          39,174,643      9,143,771    12,383,025
            Contract Owner Redemptions:    (28,429,088) (35,405,377) (27,960,335)        (42,127,527)   (11,091,943)  (11,507,261)


                                          --------------------------------------         ----------------------------------------
                                               2000         1999        1998                  2000         1999         1998
                                          ------------ ------------  -----------         -----------    -----------   -----------
            Contract Owner Contributions:    7,524,495    5,288,563    3,651,972          83,460,460     81,466,185    53,654,104
            Contract Owner Redemptions:     (7,599,500)  (5,103,196)  (3,174,685)        (27,512,457)   (33,061,952)  (22,113,796)

                                                   SUBACCOUNTS (Continued)
                                          --------------------------------------
                                                     Small Capitalization
                                                            Stock
                                                          Portfolio
                                          --------------------------------------
                                               2000         1999        1998
                                          ------------ ------------  -----------
            Contract Owner Contributions:   27,168,501   44,995,701   38,172,591
            Contract Owner Redemptions:    (13,174,204) (37,335,362) (22,883,043)



                                       A19

Note 9:   Purchases and Sales of Investments

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:


                                                                                      PORTFOLIOS
                                                    -----------------------------------------------------------------------------
                                                         Money        Diversified                      Flexible     Conservative
                                                        Market           Bond           Equity          Managed       Balanced
                                                    -------------    ------------   -------------   -------------   -------------
            Purchases ...........................   $ 122,623,752    $ 10,713,395   $  50,319,155   $  20,958,229   $  13,182,058
            Sales ...............................   $(123,150,999)   $(12,341,671)  $(150,363,635)  $(110,656,380)  $(103,944,847)


                                                                                PORTFOLIOS (Continued)
                                                    -----------------------------------------------------------------------------
                                                      Zero Coupon     High Yield         Stock                         Natural
                                                       Bond 2000         Bond            Index           Value        Resources
                                                    -------------    ------------   -------------   -------------   -------------
            Purchases ...........................   $     850,828    $ 11,150,278   $  77,195,039   $  25,278,517   $  14,176,648
            Sales ...............................   $ (20,093,134)   $(16,252,844)  $ (38,124,952)  $ (55,729,798)  $ (10,695,734)


                                                                                PORTFOLIOS (Continued)
                                                    -----------------------------------------------------------------------------
                                                                                                                        Small
                                                                      Government      Zero Coupon     Prudential   Capitalization
                                                        Global          Income         Bond 2005       Jennison         Stock
                                                    -------------    ------------   -------------   -------------   -------------
            Purchases ...........................   $  97,705,945    $  3,502,916   $   4,950,477   $ 212,202,221   $  52,783,805
            Sales ...............................   $ (33,748,550)   $(10,252,184)  $  (5,912,216)  $ (11,310,243)  $ (24,592,800)



Note 10:  Related Party Transactions

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2000. Equity of contracts owners in the Flexible Managed subaccount at December 31, 2000 includes approximately $261 million owned by Prudential.


                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account
And the Board of Directors of
The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fundshares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 30, 2001


                                      A21

                    [Letterhead of PricewaterhouseCoopers]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2000 and 1999

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Millions)
--------------------------------------------------------------------------------

                                                                                                2000       1999
                                                                                              --------   --------
ASSETS
Fixed maturities:
  Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)            $ 83,827   $ 79,130
  Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448     14,237
Trading account assets, at fair value                                                            7,217      9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)          2,317      3,264
Mortgage loans on real estate                                                                   15,919     16,268
Policy loans                                                                                     8,046      7,590
Securities purchased under agreements to resell                                                  5,395     13,944
Cash collateral for borrowed securities                                                          3,858      7,124
Other long-term investments                                                                      4,459      4,857
Short-term investments                                                                           5,029      2,773
                                                                                              --------   --------
  Total investments                                                                            148,515    158,928

Cash and cash equivalents                                                                        7,676      6,427
Accrued investment income                                                                        1,916      1,836
Broker-dealer related receivables                                                               11,860     11,346
Deferred policy acquisition costs                                                                7,063      7,324
Other assets                                                                                    13,506     17,102
Separate account assets                                                                         82,217     82,131
                                                                                              --------   --------
  TOTAL ASSETS                                                                                $272,753   $285,094
                                                                                              ========   ========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                        $ 69,288   $ 67,278
Policyholders' account balances                                                                 32,722     32,780
Unpaid claims and claim adjustment expenses                                                      2,120      2,829
Policyholders' dividends                                                                         1,463      1,484
Securities sold under agreements to repurchase                                                  15,010     24,598
Cash collateral for loaned securities                                                           11,053     10,775
Income taxes payable                                                                             1,610        804
Broker-dealer related payables                                                                   5,965      5,839
Securities sold but not yet purchased                                                            4,959      6,968
Short-term debt                                                                                 11,131     10,858
Long-term debt                                                                                   2,502      5,513
Other liabilities                                                                               12,105     13,946
Separate account liabilities                                                                    82,217     82,131
                                                                                              --------   --------
  Total liabilities                                                                            252,145    265,803
                                                                                              --------   --------
COMMITMENTS AND CONTINGENCIES (See Notes 15 and 17)
EQUITY
Accumulated other comprehensive income (loss)                                                      234       (685)
Retained earnings                                                                               20,374     19,976
                                                                                              --------   --------
  Total equity                                                                                  20,608     19,291
                                                                                              --------   --------
  TOTAL LIABILITIES AND EQUITY                                                                $272,753   $285,094
                                                                                              ========   ========


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                               2000      1999      1998
                                                                                              -------   -------   -------
REVENUES
Premiums                                                                                      $10,221   $ 9,528   $ 9,048
Policy charges and fee income                                                                   1,639     1,516     1,465
Net investment income                                                                           9,497     9,367     9,454
Realized investment gains (losses), net                                                          (288)      924     2,641
Commissions and other income                                                                    5,475     5,233     4,416
                                                                                              -------   -------   -------

  Total revenues                                                                               26,544    26,568    27,024
                                                                                              -------   -------   -------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                        10,640    10,226     9,786
Interest credited to policyholders' account balances                                            1,751     1,811     1,953
Dividends to policyholders                                                                      2,724     2,571     2,477
General and administrative expenses                                                            10,083     9,530     9,037
Capital markets restructuring                                                                     476         -         -
Sales practices remedies and costs                                                                  -       100     1,150
Demutualization expenses                                                                          143        75        24
                                                                                              -------   -------   -------

  Total benefits and expenses                                                                  25,817    24,313    24,427
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                             727     2,255     2,597
                                                                                              -------   -------   -------

Income taxes
  Current                                                                                         434       690     1,085
  Deferred                                                                                        (28)      352      (115)
                                                                                              -------   -------   -------

   Total income taxes                                                                             406     1,042       970
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS                                                                 321     1,213     1,627
                                                                                              -------   -------   -------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                                       -         -      (298)
Gain (loss) on disposal of healthcare operations, net of taxes                                     77      (400)     (223)
                                                                                              -------   -------   -------

  Net gain (loss) from discontinued operations                                                     77      (400)     (521)
                                                                                              -------   -------   -------

NET INCOME                                                                                    $   398   $   813   $ 1,106
                                                                                              =======   =======   =======


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 2000, 1999 and 1998 (In Millions)

                                                        Accumulated Other Comprehensive Income (Loss)
                                                  -------------------------------------------------------
                                                                      Net                       Total
                                                      Foreign     Unrealized                 Accumulated
                                                      Currency    Investment     Pension        Other
                                                    Translation      Gains      Liability   Comprehensive    Retained     Total
                                                    Adjustments    (Losses)    Adjustment   Income (Loss)    Earnings     Equity
                                                    ------------  -----------  -----------  --------------  ----------  ----------
Balance, December 31, 1997                                $ (85)     $ 1,752         $ (6)      $   1,661   $  18,057   $  19,718
Comprehensive income:
 Net income                                                                                                     1,106       1,106
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     54                                        54                      54
adjustments
  Change in net unrealized investment gains                             (480)                        (480)                   (480)
  Additional pension liability adjustment                                              (3)             (3)                     (3)
                                                                                                                        ---------
 Other comprehensive loss                                                                                                    (429)
                                                                                                                        ---------
Total comprehensive income                                                                                                    677
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1998                                  (31)       1,272           (9)          1,232      19,163      20,395
Comprehensive income:
 Net income                                                                                                       813         813
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     13                                        13                      13
adjustments
  Change in net unrealized investment gains                           (1,932)                      (1,932)                 (1,932)
  Additional pension liability adjustment                                               2               2                       2
                                                                                                                        ---------
 Other comprehensive loss                                                                                                  (1,917)
                                                                                                                        ---------
Total comprehensive loss                                                                                                   (1,104)
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1999                                  (18)        (660)          (7)           (685)     19,976      19,291
Comprehensive income:
 Net income                                                                                                       398         398
 Other comprehensive income, net of tax:
  Change in foreign currency translation                    (89)                                      (89)                    (89)
adjustments
  Change in net unrealized investment gains                            1,019                        1,019                   1,019
  Additional pension liability adjustment                                             (11)            (11)                    (11)
                                                                                                                        ---------
 Other comprehensive income                                                                                                   919
                                                                                                                        ---------
Total comprehensive income                                                                                                  1,317
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 2000                                $(107)     $   359         $(18)      $     234   $  20,374   $  20,608
                                                      =========    =========    =========       =========   =========   =========



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                                  2000        1999        1998
                                                                                                ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                      $     398   $     813   $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
 Realized investment (gains) losses, net                                                              288        (915)     (2,671)
 Policy charges and fee income                                                                        (57)       (237)       (232)
 Interest credited to policyholders' account balances                                               1,751       1,811       1,953
 Depreciation and amortization                                                                        507         489         337
 Loss (gain) on disposal of healthcare operations, net of taxes                                       (77)        400         223
 Change in:
  Deferred policy acquisition costs                                                                  (228)       (178)       (174)
  Future policy benefits and other insurance liabilities                                            1,514         788         648
  Trading account assets                                                                            2,524        (853)     (2,540)
  Income taxes payable                                                                                199         933         895
  Broker-dealer related receivables/payables                                                         (388)     (1,898)      1,495
  Securities purchased under agreements to resell                                                   8,549      (3,692)     (1,591)
  Cash collateral for borrowed securities                                                           3,266      (1,502)       (575)
  Cash collateral for loaned securities                                                               278       3,643      (6,985)
  Securities sold but not yet purchased                                                            (2,009)      1,197       2,122
  Securities sold under agreements to repurchase                                                   (9,588)      3,112       9,139
  Other, net                                                                                        1,223      (3,286)     (5,736)
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) operating activities                                                    8,150         625      (2,586)
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities, available for sale                                                              99,971     122,790     125,694
 Fixed maturities, held to maturity                                                                 3,266       4,957       4,466
 Equity securities, available for sale                                                              3,025       3,190       2,792
 Mortgage loans on real estate                                                                      1,632       2,640       4,090
 Other long-term investments                                                                        2,044       2,169       3,337
Payments for the purchase of:
 Fixed maturities, available for sale                                                            (103,086)   (124,759)   (128,938)
 Fixed maturities, held to maturity                                                                (1,544)     (2,414)     (2,244)
 Equity securities, available for sale                                                             (2,316)     (2,779)     (2,547)
 Mortgage loans on real estate                                                                     (1,334)     (2,595)     (3,719)
 Other long-term investments                                                                       (1,374)     (2,280)     (1,873)
Short-term investments                                                                             (2,257)     (1,138)      4,745
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) investing activities                                                   (1,973)       (219)      5,803
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                                     6,507       7,667       7,949
Policyholders' account withdrawals                                                                 (8,165)    (10,594)    (12,079)
Net increase (decrease) in short-term debt                                                         (2,678)        444       2,422
Proceeds from the issuance of long-term debt                                                          638       1,844       1,940
Repayments of long-term debt                                                                       (1,230)       (919)       (418)
                                                                                                ---------   ---------   ---------

  Cash flows (used in) financing activities                                                        (4,928)     (1,558)       (186)
                                                                                                ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                1,249      (1,152)      3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        6,427       7,579       4,548
                                                                                                ---------   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   7,676   $   6,427   $   7,579
                                                                                                =========   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                                    $     248   $    (344)  $     163
                                                                                                ---------   ---------   ---------
Interest paid                                                                                   $   1,040   $     824   $     864
                                                                                                ---------   ---------   ---------



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

   The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

   Demutualization

   On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

   The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

   Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments

   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

   Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
   (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

   Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

   Policy loans are carried at unpaid principal balances.

   Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

   Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

   Short-term investments, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs

   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income
   (loss)."

   For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

   The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

   For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

   For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

   Separate Account Assets and Liabilities

   Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

   Other Assets and Other Liabilities

   Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Contingencies

   Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

   Policyholders' Dividends

   The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

   Insurance Revenue and Expense Recognition

   Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

   Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

   Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

   Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Foreign Currency Translation Adjustments

   Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income
   (loss)," a separate component of equity.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Commissions and Other Income

   Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

   Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

   Derivatives held for trading purposes are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

   Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

   Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

   Demutualization Expenses

   Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications

   Certain amounts in prior years have been reclassified to conform to the current year presentation.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS

   In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

   Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

   The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                                     2000     1999      1998
                                                                                                    -----    -----   -------
                                                                                                    (In
                                                                                                  Millions)
Revenues                                                                                            $   -    $   -   $ 7,461
Policyholder benefits                                                                                   -        -    (6,064)
General and administrative expenses                                                                     -        -    (1,822)
                                                                                                    -----    -----   -------
Loss before income taxes                                                                                -        -      (425)
Income tax benefit                                                                                      -        -       127
                                                                                                    -----    -----   -------
Loss from operations                                                                                    -        -      (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240 in
 1999 and $131 in 1998                                                                                 77     (400)     (223)
                                                                                                    -----    -----   -------
Gain (loss) from discontinued operations, net of taxes                                              $  77    $(400)  $  (521)
                                                                                                    =====    =====   =======

   The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

   costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

   Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4. CAPITAL MARKETS RESTRUCTURING

   In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

   Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

   As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

   See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5. INVESTMENTS

   Fixed Maturities and Equity Securities

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                                                    2000
                                                                          ----------------------------------------------
                                                                                         Gross       Gross     Estimated
                                                                            Amortized  Unrealized  Unrealized    Fair
                                                                              Cost       Gains       Losses      Value
                                                                            ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $ 7,068      $  358      $    2    $ 7,424
Obligations of U.S. states and their political subdivisions                     3,012         164           3      3,173
Foreign government bonds                                                        4,457         228          38      4,647
Corporate securities                                                           62,066       1,205       1,374     61,897
Mortgage-backed securities                                                      6,512         188          14      6,686
                                                                              -------      ------      ------    -------
Total fixed maturities available for sale                                     $83,115      $2,143      $1,431    $83,827
                                                                              =======      ======      ======    =======
Equity securities available for sale                                          $ 2,266      $  239      $  188    $ 2,317
                                                                              =======      ======      ======    =======

                                                                                                   2000
                                                                           ----------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                             Amortized  Unrealized  Unrealized    Fair
                                                                               Cost       Gains       Losses      Value
                                                                             ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $     7      $    -      $    -    $     7
Obligations of U.S. states and their political subdivisions                        40           1           1         40
Foreign government bonds                                                          193          13           -        206
Corporate securities                                                           12,208         343         189     12,362
                                                                              -------      ------      ------    -------
Total fixed maturities held to maturity                                       $12,448      $  357      $  190    $12,615
                                                                              =======      ======      ======    =======


                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                             Gross         Gross       Estimated
                                                                             Amortized     Unrealized    Unrealized       Fair
                                                                                Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $ 5,594       $    36       $   236       $ 5,394
Obligations of U.S. states and their political subdivisions                        2,437            41           118         2,360
Foreign government bonds                                                           4,590           140            90         4,640
Corporate securities                                                              62,061           580         2,432        60,209
Mortgage-backed securities                                                         6,566            96           135         6,527
                                                                                 -------       -------       -------       -------
Total fixed maturities available for sale                                        $81,248       $   893       $ 3,011       $79,130
                                                                                 =======       =======       =======       =======
Equity securities available for sale                                             $ 2,531       $   829       $    96       $ 3,264
                                                                                 =======       =======       =======       =======

                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                              Gross         Gross       Estimated
                                                                              Amortized     Unrealized    Unrealized       Fair
                                                                                 Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $     5       $     -       $     -       $     5
Obligations of U.S. states and their political subdivisions                           81             1             3            79
Foreign government bonds                                                             214            11             1           224
Corporate securities                                                              13,937           280           413        13,804
                                                                                 -------       -------       -------       -------
Total fixed maturities held to maturity                                          $14,237       $   292       $   417       $14,112
                                                                                 =======       =======       =======       =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                            Available for Sale            Held to Maturity
                                                                          ------------------------     -------------------------
                                                                                         Estimated                   Estimated
                                                                           Amortized        Fair       Amortized        Fair
                                                                              Cost         Value          Cost         Value
                                                                          ------------  ------------  ------------  ------------
                                                                                (In Millions)               (In Millions)
Due in one year or less                                                     $ 9,169       $ 9,191       $   713       $   717
Due after one year through five years                                        18,412        18,492         3,477         3,490
Due after five years through ten years                                       19,396        19,441         4,804         4,846
Due after ten years                                                          29,626        30,017         3,454         3,562
Mortgage-backed securities                                                    6,512         6,686             -             -
                                                                            -------       -------       -------       -------
  Total                                                                     $83,115       $83,827       $12,448       $12,615
                                                                            =======       =======       =======       =======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

   Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

   Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

   During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Mortgage Loans on Real Estate

   The Company's mortgage loans were collateralized by the following property types at December 31,

                                                 2000             1999
                                          ----------------   ---------------
                                           Amount              Amount
                                            (In      % of       (In    % of
                                          Millions)  Total   Millions) Total
                                          --------   -----   -------   -----
Office buildings                           $ 3,727    23.1%  $ 3,960   24.1%
Retail stores                                2,465    15.3%    2,627   15.9%
Residential properties                         713     4.4%      662    4.0%
Apartment complexes                          4,455    27.6%    4,508   27.3%
Industrial buildings                         2,331    14.4%    2,161   13.1%
Agricultural properties                      1,856    11.5%    1,959   11.9%
Other                                          597     3.7%      612    3.7%
                                           -------   -----   -------  -----
  Subtotal                                  16,144   100.0%   16,489  100.0%
                                                     =====            =====
Allowance for losses                          (225)             (221)
                                           -------           -------
Net carrying value                         $15,919           $16,268
                                           =======           =======

   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                  2000    1999    1998
                                                                 -----   -----   -----
                                                                     (In Millions)
Allowance for losses, beginning of year                          $ 221   $ 427   $ 450
Increase (decrease) in allowance for losses                         17    (201)      -
Charge-offs, net of recoveries                                     (13)     (5)    (23)
                                                                 -----   -----   -----
Allowance for losses, end of year                                $ 225   $ 221   $ 427
                                                                 =====   =====   =====

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          2000         1999
                                                                         -----        -----
                                                                            (In Millions)
Impaired mortgage loans with allowance for losses                        $ 192        $ 411
Impaired mortgage loans with no allowance for losses                       247          283
Allowance for losses, end of year                                          (35)         (24)
                                                                         -----        -----
Net carrying value of impaired mortgage loans                            $ 404        $ 670
                                                                         =====        =====

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Restricted Assets and Special Deposits

   Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments

   The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 As of
                                                                              December 31,
                                                                          --------------------
                                                                            2000          1999
                                                                          ------        ------
                                                                              (In Millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate                                                $  638        $1,253
Investments in securities                                                  1,427         1,398
Cash and cash equivalents                                                     99            98
Other assets                                                                  43            75
                                                                          ------        ------
Total assets                                                              $2,207        $2,824
                                                                          ======        ======

Borrowed funds-third party                                                $   90        $   81
Other liabilities                                                            142            87
                                                                          ------        ------
Total liabilities                                                            232           168
                                                                          ------        ------

Partners' capital                                                          1,975         2,656
                                                                          ------        ------

Total liabilities and partners' capital                                   $2,207        $2,824
                                                                          ======        ======

Equity in partners' capital included above                                $  467        $  657
Equity in limited partnership interests not included above                 1,924         1,290
                                                                          ------        ------
Carrying value                                                            $2,391        $1,947
                                                                          ======        ======
                                                                         For the years ended
                                                                             December 31,
                                                                        ----------------------
                                                                         2000    1999    1998
                                                                        -----   -----   -----
                                                                            (In Millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures                                    $ 112   $ 108   $ 110
Income of other limited partnership interests                             149     514     366
Interest expense-third party                                               (4)     (4)     (1)
Other expenses                                                            (29)   (105)   (209)
                                                                        -----   -----   -----
Net earnings                                                            $ 228   $ 513   $ 266
                                                                        =====   =====   =====

Equity in net earnings included above                                   $  70   $ 125   $  59
Equity in net earnings of limited partnership
 interests not included above                                             117      92     164
                                                                        -----   -----   -----
Total equity in net earnings                                            $ 187   $ 217   $ 223
                                                                        =====   =====   =====

   "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                         2000         1999         1998
                                                       -------      -------      -------
                                                              (In Millions)
Fixed maturities--available for sale                   $ 5,938      $ 5,602      $ 5,464
Fixed maturities--held to maturity                       1,028        1,217        1,406
Trading account assets                                     734          622          677
Equity securities--available for sale                       67           63           54
Mortgage loans on real estate                            1,370        1,401        1,525
Policy loans                                               478          448          410
Securities purchased under agreements to resell             28           25           18
Broker-dealer related receivables                        1,222          976          836
Short-term investments                                     683          490          627
Other investment income                                    479          455          660
                                                       -------      -------      -------
Gross investment income                                 12,027       11,299       11,677
Less investment expenses                                (2,530)      (1,881)      (2,116)
                                                       -------      -------      -------
Subtotal                                                 9,497        9,418        9,561
Less amount relating to discontinued operations              -          (51)        (107)
                                                       -------      -------      -------
Net investment income                                  $ 9,497      $ 9,367      $ 9,454
                                                       =======      =======      =======


Realized investment gains (losses), net, for the years
 ended December 31, were from the following sources:
                                                       2000         1999         1998
                                                     -------      -------      -------
                                                            (In Millions)
Fixed maturities                                     $(1,066)     $  (557)     $ 1,381
Equity securities--available for sale                    450          223          427
Mortgage loans on real estate                             (5)         209           22
Investment real estate                                    49          106          642
Joint ventures and limited partnerships                  124          656          454
Derivatives                                              165          305         (263)
Other                                                     (5)         (27)           8
                                                     -------      -------      -------
Subtotal                                                (288)         915        2,671
Less amount related to discontinued operations             -            9          (30)
                                                     -------      -------      -------
Realized investment gains (losses), net              $  (288)     $   924      $ 2,641
                                                     =======      =======      =======

   The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

   Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

   Net Unrealized Investment Gains (Losses)

   Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
   (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                Impact of unrealized investment gains (losses) on:
                                                              --------------------------------------------------------------------
                                                                                                                      Accumulated
                                                                                                                         other
                                                                                                                     comprehensive
                                                                                                        Deferred     income (loss)
                                                                 Unrealized     Deferred                 income     related to net
                                                                   gains         policy      Future        tax        unrealized
                                                                (losses) on   acquisition    policy    (liability)    investment
                                                                investments      costs      benefits     benefit     gains (losses)
                                                                ------------  ------------  ---------  -----------  ---------------
                                                                                          (In Millions)
Balance, December 31, 1997                                          $ 4,208         $(349)   $(1,144)      $ (963)         $ 1,752
Net investment gains (losses) on investments arising
 during the period                                                      804             -          -         (282)             522
Reclassification adjustment for (gains) losses included in
 net income                                                          (1,675)            -          -          588           (1,087)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -            89          -          (34)              55
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -         49          (19)              30
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1998                                            3,337          (260)    (1,095)        (710)           1,272
Net investment gains (losses) on investments arising
 during the period                                                   (5,089)            -          -        1,845           (3,244)
Reclassification adjustment for (gains) losses included in
 net income                                                             404             -          -         (146)             258
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -           566          -         (213)             353
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -      1,092         (391)             701
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1999                                           (1,348)          306         (3)         385             (660)
Net investment gains (losses) on investments arising
 during the period                                                    1,458             -          -         (540)             918
Reclassification adjustment for (gains) losses included in
 net income                                                             621             -          -         (230)             391
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -          (356)         -          132             (224)
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -       (101)          35              (66)
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 2000                                          $   731         $ (50)   $  (104)      $ (218)         $   359
                                                                    =======         =====    =======       ======          =======


   The table below presents unrealized gains (losses) on investments by asset class:

                                                 As of December 31,
                                             --------------------------
                                              2000       1999      1998
                                             -----    -------    ------
                                                   (In Millions)
Fixed maturities                             $ 712    $(2,118)   $3,161
Equity securities                               51        733       176
Other long-term investments                    (32)        37         -
                                             -----    -------    ------
Unrealized gains (losses) on investments     $ 731    $(1,348)   $3,337
                                             =====    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   (In Millions)

Fixed maturities available for sale                     $20,080
Trading account assets                                    5,796
Separate account assets                                   2,558
                                                        -------
Total securities pledged                                $28,434
                                                        =======


   In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6. DEFERRED POLICY ACQUISITION COSTS

   The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000      1999      1998
                                                           -------   -------   -------
                                                                  (In Millions)
Balance, beginning of year                                 $ 7,324   $ 6,462   $ 6,083
Capitalization of commissions, sales and issue expenses      1,324     1,333     1,313
Amortization                                                (1,096)   (1,155)   (1,139)
Change in unrealized investment gains and losses              (356)      566        89
Foreign currency translation                                  (154)      118       116
Acquisition of subsidiary                                       21         -         -
                                                           -------   -------   -------
Balance, end of year                                       $ 7,063   $ 7,324   $ 6,462
                                                           =======   =======   =======

7. POLICYHOLDERS' LIABILITIES

   Future policy benefits at December 31, are as follows:


                                                                     2000        1999
                                                                   -------     -------
                                                                     (In Millions)
Life insurance                                                     $53,453     $51,512
Annuities                                                           13,398      13,502
Other contract liabilities                                           2,437       2,264
                                                                   -------     -------
Total future policy benefits                                       $69,288     $67,278
                                                                   =======     =======

   The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

           Product                           Mortality                   Interest Rate              Estimation Method
-----------------------------   ------------------------------------     --------------  ------------------------------------------
Life insurance                  Generally, rates guaranteed in           2.5% to 12.0%   Net level premium based on non-forfeiture
                                calculating cash surrender values                        interest rate


Individual annuities            Generally, 1971 and 1983 Individual      3.5% to 13.4%   Present value of expected future
                                Annuity Mortality Tables with certain                    payments based on historical
                                modifications                                            experience

Group annuities                 1950 and 1971 Group Annuity              4.0% to 17.3%   Present value of expected future
                                Mortality Tables with certain                            payments based on historical
                                modifications                                            experience

Other contract liabilities                                               2.5% to 11.5%   Present value of expected future
                                                                                         payments based on historical
                                                                                         experience

   Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

   Policyholders' account balances at December 31, are as follows:


                                                       2000      1999
                                                     -------   -------
                                                       (In Millions)
 Individual annuities                                $ 5,097   $ 5,248
 Group annuities                                       2,022     2,176
 Guaranteed investment contracts and
  guaranteed interest accounts                        12,852    13,429
 Interest-sensitive life contracts                     3,809     3,609
 Dividend accumulations and other                      8,942     8,318
                                                     -------   -------
 Policyholders' account balances                     $32,722   $32,780
                                                     =======   =======

   Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:

      Product                                      Interest  Rate                   Withdrawal/Surrender Charges
---------------------------                        ---------------   -------------------------------------------------------
Individual annuities                                3.0% to 16.0%    0% to 7% for up to 9 years

Group annuities                                     2.0% to 14.0%    Contractually limited or subject to market value adjustment


Guaranteed investment contracts and                 2.0% to 15.4%    Generally, subject to market value withdrawal provisions for
guaranteed interest accounts                                         any funds withdrawn other than for benefit responsive and
                                                                     contractual payments

Interest-sensitive life contracts                   2.0% to 10.8%    Various up to 10 years

Dividend accumulations and other                    2.5% to 11.5%    Withdrawal or surrender contractually limited or subject to market value adjustment

   Unpaid claims and claim adjustment expenses.   The following table provides a
   reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                    2000                              1999
                                                       --------------------------------   -----------------------------
                                                         Accident          Property         Accident        Property
                                                        and Health       and Casualty      and Health     and Casualty
                                                       -------------   ----------------   ------------   --------------
                                                                                (In Millions)
Balance at January 1                                       $420             $2,409         $1,090           $2,716
Less reinsurance recoverables, net                          378                451             52              533
                                                           ----             ------         ------           ------
Net balance at January 1                                     42              1,958          1,038            2,183
                                                           ----             ------         ------           ------
Incurred related to:
 Current year                                               410              1,271          4,110            1,249
 Prior years                                                (21)              (150)           (72)             (54)
                                                           ----             ------         ------           ------
Total incurred                                              389              1,121          4,038            1,195
                                                           ----             ------         ------           ------
Paid related to:
 Current year                                               380                842          3,397              700
 Prior years                                                 25                634            672              720
                                                           ----             ------         ------           ------
Total paid                                                  405              1,476          4,069            1,420
                                                           ----             ------         ------           ------
Acquisitions (dispositions) (a)                               -               (363)          (965)               -
                                                           ----             ------         ------           ------
Net balance at December 31                                   26              1,240             42            1,958
Plus reinsurance recoverables, net                          246                608            378              451
                                                           ----             ------         ------           ------
Balance at December 31                                     $272             $1,848         $  420           $2,409
                                                           ====             ======         ======           ======

                                                                    1998
                                                         -------------------------------
                                                           Accident         Property
                                                          and Health      and Casualty
                                                         -------------   ---------------
                                                                   (In Millions)
Balance at January 1                                        $1,857            $2,956
Less reinsurance recoverables, net                             810               535
                                                            ------            ------
Net balance at January 1                                     1,047             2,421
                                                            ------            ------
Incurred related to:
 Current year                                                6,132             1,314
 Prior years                                                   (15)             (154)
                                                            ------            ------
Total incurred                                               6,117             1,160
                                                            ------            ------
Paid related to:
 Current year                                                5,287               717
 Prior years                                                   839               681
                                                            ------            ------
Total paid                                                   6,126             1,398
                                                            ------            ------
Acquisitions (dispositions) (a)                                  -                 -
                                                            ------            ------
Net balance at December 31                                   1,038             2,183
Plus reinsurance recoverables, net                              52               533
                                                            ------            ------
Balance at December 31                                      $1,090            $2,716
                                                            ======            ======

   (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

   The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

   The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

   The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8. REINSURANCE

   The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

   The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

   Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                            2000       1999      1998
                                          -------    -------    ------
                                                 (In Millions)

Direct premiums                           $10,726    $10,121    $9,661
Reinsurance assumed                            86         66        65
Reinsurance ceded                            (591)      (659)     (678)
                                          -------    -------    ------
Premiums                                  $10,221    $ 9,528    $9,048
                                          =======    =======    ======
Policyholders' benefits ceded             $   642    $   483    $  510
                                          =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. REINSURANCE (continued)

   Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:


                                                    2000     1999
                                                   ------   ------
                                                   (In Millions)

Life insurance                                     $  674   $  576
Property and casualty                                 628      473
Other reinsurance                                      76       90
                                                   ------   ------
                                                   $1,378   $1,139
                                                   ======   ======


   Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9. SHORT-TERM AND LONG-TERM DEBT

   Debt consists of the following at December 31:

   Short-term debt

                                                         2000      1999
                                                        -------   -------
                                                         (In Millions)

Commercial paper (a)                                    $ 7,686   $ 7,506
Notes payable                                             2,728     2,598
Current portion of long-term debt                           717       754
                                                        -------   -------
Total short-term debt                                   $11,131   $10,858
                                                        =======   =======


   The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

   Long-term debt

                                                                        Maturity
Description                                                              Dates       Rate          2000     1999
-----------                                                            ---------  -----------    ------   ------
                                                                                                 (In Millions)
Fixed rate notes                                                       2001-2023  5.89%-12.28%   $  758   $1,161
Floating rate notes ("FRN")                                            2001-2003  (b)               756      865
Surplus notes                                                          2003-2025  6.875%-8.30%      988      987
Commercial paper backed by long-term credit agreements (a)                                            -    2,500
                                                                                                 ------   ------
Total long-term debt                                                                             $2,502   $5,513
                                                                                                 ======   ======

----------
   (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

   (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. SHORT-TERM AND LONG-TERM DEBT (continued)

   Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

   Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

   In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


                                                     (In Millions)
Scheduled principal repayment of long-term debt

2002                                                    $  756
2003                                                       650
2004                                                        55
2005                                                        58
2006 and thereafter                                        983
                                                        ------
Total                                                   $2,502
                                                        ======


   At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

   The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

   Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10. EMPLOYEE BENEFIT PLANS

    Pension and Other Postretirement Plans

    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                       Other
                                                                         Pension Benefits     Postretirement Benefits
                                                                       --------------------  -------------------------
                                                                           2000       1999          2000         1999
                                                                        -------    -------       -------      -------
                                                                                       (In Millions)
Change in benefit obligation:
Benefit obligation at the beginning of period                           $(5,430)   $(6,309)      $(1,941)     $(2,213)
Service cost                                                               (140)      (193)          (29)         (39)
Interest cost                                                              (427)      (410)         (151)        (141)
Plan participants' contributions                                              -          -            (7)          (6)
Amendments                                                                  112         (2)          221           (2)
Actuarial gains (losses)                                                     34        974          (262)         312
Contractual termination benefits                                            (17)       (53)            -            -
Special termination benefits                                                  -        (51)            -           (2)
Curtailment                                                                   -        206             -           43
Benefits paid                                                               407        408           172          108
Foreign currency changes                                                      -          -             1           (1)
                                                                        -------    -------       -------      -------
Benefit obligation at end of period                                     $(5,461)   $(5,430)      $(1,996)     $(1,941)
                                                                        =======    =======       =======      =======

Change in plan assets:
Fair value of plan assets at beginning of period                        $ 9,468    $ 8,427       $ 1,548      $ 1,422
Actual return on plan assets                                              1,270      1,442           170          213
Transfer to third party                                                       -        (14)            -            -
Employer contributions                                                       25         21             7           15
Plan participants' contributions                                              -          -             7            6
Benefits paid                                                              (407)      (408)         (172)        (108)
                                                                        -------    -------       -------      -------
Fair value of plan assets at end of period                              $10,356    $ 9,468       $ 1,560      $ 1,548
                                                                        =======    =======       =======      =======

Funded status:
Funded status at end of period                                          $ 4,895    $ 4,038       $  (436)     $  (393)
Unrecognized transition (asset) liability                                  (342)      (448)          207          462
Unrecognized prior service costs                                             65        225             1            2
Unrecognized actuarial net (gain)                                        (2,956)    (2,514)         (498)        (746)
Effects of fourth quarter activity                                            9         (3)            2            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

Amounts recognized in the Statements of Financial Position consist of:
Prepaid benefit cost                                                    $ 2,022    $ 1,601       $     -      $     -
Accrued benefit liability                                                  (382)      (316)         (724)        (675)
Intangible asset                                                              7          6             -            -
Accumulated other comprehensive income                                       24          7             -            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

    The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

    The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

    The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                                               Other
                                                                           Pension Benefits           Postretirement Benefits
                                                                     -----------------------------  ----------------------------
                                                                         2000      1999      1998      2000      1999      1998
                                                                        -----     -----     -----     -----     -----     -----
                                                                                           (In Millions)
Components of net periodic benefits costs:
Service cost                                                            $ 140     $ 193     $ 159     $  29     $  39     $  35
Interest cost                                                             427       410       397       150       141       142
Expected return on plan assets                                           (799)     (724)     (674)     (133)     (121)     (119)
Amortization of transition amount                                        (106)     (106)     (106)       36        47        47
Amortization of prior service cost                                         47        45        45         -         -         -
Amortization of actuarial net (gain) loss                                 (77)        4         1       (24)      (10)      (13)
Special termination benefits                                                -        51         -         -         2         -
Curtailment (gain) loss                                                     -      (122)        5         -       108         -
Contractual termination benefits                                            6        48        14         -         -         -
                                                                        -----     -----     -----     -----     -----     -----
  Subtotal                                                               (362)     (201)     (159)       58       206        92
Less amounts related to discontinued operations                             -        84        25         -      (130)      (34)
                                                                        -----     -----     -----     -----     -----     -----

Net periodic (benefit) cost                                             $(362)    $(117)    $(134)    $  58     $  76     $  58
                                                                        =====     =====     =====     =====     =====     =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

   The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                  Pension Benefits              Other Postretirement Benefits
                                                           ------------------------------  ---------------------------------------
                                                               2000       1999      1998       2000         1999         1998
                                                               ----       ----      ----    ---------    ----------    ----------
Weighted-average assumptions:
Discount rate (beginning of period)                            7.75%      6.50%     7.25%        7.75%         6.50%         7.25%
Discount rate (end of period)                                  7.75%      7.75%     6.50%        7.75%         7.75%         6.50%
Rate of increase in compensation levels (beginning
  of period)                                                   4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Rate of increase in compensation levels (end of
  period)                                                      4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Expected return on plan assets                                 9.50%      9.50%     9.50%        9.00%         9.00%         9.00%
Health care cost trend rates                                      -          -         -    7.10-9.50%   7.50-10.30%   7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                             -          -         -         5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)


     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            Other
                                                   Postretirement Benefits
                                                   -----------------------
                                                            2000
                                                  -------------------------
                                                        (In Millions)
One percentage point increase
Increase in total service and interest costs                        $  11
Increase in postretirement benefit obligation                         140
One percentage point decrease
Decrease in total service and interest costs                        $  10
Decrease in postretirement benefit obligation                         123

   Postemployment Benefits

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

   Other Employee Benefits

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                401(k) Company Match
                                                                               ----------------------
                                                                                 2000   1999    1998
                                                                                -----  -----   -----
                                                                                   (In Millions)
Company match                                                                   $  62  $  60   $  54
Less amounts related to discontinued operations                                     -     (8)    (14)
                                                                                -----  -----   -----
401(k) Company match included in general and administrative expenses            $  62  $  52   $  40
                                                                                =====  =====   =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                   2000      1999     1998
                                                  -----    ------   ------
                                                       (In Millions)
Current tax expense (benefit):
  U.S.                                            $ 362    $  614   $  883
  State and local                                    31        84       54
  Foreign                                            41        (8)     148
                                                  -----    ------   ------
  Total                                             434       690    1,085
Deferred tax expense (benefit):
  U.S.                                              (86)      206      (93)
  State and local                                   (37)       44       (6)
  Foreign                                            95       102      (16)
                                                  -----    ------   ------
  Total                                             (28)      352     (115)
                                                  -----    ------   ------
Total income tax expense                          $ 406    $1,042   $  970
                                                  =====    ======   ======

   The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                   2000      1999    1998
                                                  -----    ------   -----
                                                       (In Millions)
Expected federal income tax expense               $ 254    $  789   $ 909
Equity tax                                          100       190      75
Non-deductible expenses                              61        33      15
Non-taxable investment income                       (42)      (78)    (62)
State and local income taxes                         (4)       83      31
Other                                                37        25       2
                                                  -----    ------   -----
Total income tax expense                          $ 406    $1,042   $ 970
                                                  =====    ======   =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. Income Taxes (continued)


   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                2000      1999
                                                              ------    ------
                                                               (In Millions)
Deferred tax assets
   Insurance reserves                                         $1,371    $1,582
   Net operating loss carryforwards                              353       280
   Policyholder dividends                                        297       277
   Litigation related reserves                                    32        61
   Other                                                         121        32
                                                              ------    ------
   Deferred tax assets before valuation allowance              2,174     2,232
   Valuation allowance                                           (38)      (24)
                                                              ------    ------
   Deferred tax assets after valuation allowance               2,136     2,208
                                                              ------    ------

Deferred tax liabilities
   Deferred policy acquisition cost                            1,858     1,942
   Net unrealized investment gains (losses)                      273      (497)
   Investments                                                   129       307
   Depreciation                                                   71        59
                                                              ------    ------
   Deferred tax liabilities                                    2,331     1,811
                                                              ------    ------
Net deferred tax asset (liability)                            $ (195)   $  397
                                                              ======    ======

   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

   Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000    1999      1998
                                                                  -----   -----   -------
                                                                       (In Millions)
Statutory net income                                              $ 149   $ 333   $ 1,247
Adjustments to reconcile to net income on a GAAP basis:
 Insurance revenues and expenses                                    525     136      (117)
 Income taxes                                                       (47)    436       128
 Valuation of investments                                          (135)    (27)     (143)
 Realized investment gains (losses)                                (494)     73     1,162
 Litigation and other reserves                                        -    (102)   (1,150)
 Discontinued operations and other, net                             400     (36)      (21)
                                                                  -----   -----   -------
GAAP net income                                                   $ 398   $ 813   $ 1,106
                                                                  =====   =====   =======

                                                                          2000         1999
                                                                       -------      -------
                                                                        (In Millions)
Statutory surplus                                                      $ 8,640      $ 9,249
Adjustments to reconcile to equity on a GAAP basis:
  Deferred policy acquisition costs                                      6,989        7,295
  Valuation of investments                                               4,968        2,909
  Future policy benefits and policyholder account balances                (952)      (1,544)
  Non-admitted assets                                                    2,693        2,069
  Income taxes                                                            (136)         522
  Surplus notes                                                           (988)        (987)
  Discontinued operations and other, net                                  (606)        (222)
                                                                       -------      -------
GAAP equity                                                            $20,608      $19,291
                                                                       =======      =======

   The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

   In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13.  OPERATING LEASES

   The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:


                                               (In Millions)

2001                                                 $  319
2002                                                    269
2003                                                    227
2004                                                    190
2005                                                    178
Remaining years after 2005                              897
                                                     ------
Total                                                $2,080
                                                     ======


   Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

   Fixed maturities and Equity securities

   Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

   Mortgage loans on real estate

   The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

   Policy loans

   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Investment contracts

   For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Debt

   The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,


                                                                2000                         1999
                                                    ---------------------------  ---------------------------
                                                      Carrying      Estimated      Carrying      Estimated
                                                       Amount       Fair Value      Amount       Fair Value
                                                    -------------  ------------  -------------  ------------
                                                                         (In Millions)
FINANCIAL ASSETS:
Other than trading:
Fixed maturities:
  Available for sale                                      $83,827       $83,827        $79,130       $79,130
  Held to maturity                                         12,448        12,615         14,237        14,112
Equity securities                                           2,317         2,317          3,264         3,264
Mortgage loans on real estate                              15,919        15,308         16,268        15,826
Policy loans                                                8,046         8,659          7,590         7,462
Short-term investments                                      5,029         5,029          2,773         2,773
Mortgage securitization inventory                           1,448         1,448            803           803
Cash and cash equivalents                                   7,676         7,676          6,427         6,427
Restricted cash and securities                              2,196         2,196          4,082         4,082
Separate account assets                                    82,217        82,217         82,131        82,131

Trading:
Trading account assets                                    $ 7,217       $ 7,217        $ 9,741       $ 9,741
Broker-dealer related receivables                          11,860        11,860         11,346        11,346
Securities purchased under agreements to resell             5,395         5,395         13,944        13,944
Cash collateral for borrowed securities                     3,858         3,858          7,124         7,124

FINANCIAL LIABILITIES:
Other than trading:
Investment contracts                                      $25,033       $25,359        $25,206       $25,394
Securities sold under agreements to repurchase              7,162         7,162          4,260         4,260
Cash collateral for loaned securities                       4,762         4,762          2,582         2,582
Short-term and long-term debt                              13,633        13,800         16,371        16,563
Securities sold but not yet purchased                         157           157              -             -
Separate account liabilities                               82,217        82,217         82,131        82,131

Trading:
Broker-dealer related payables                            $ 5,965       $ 5,965        $ 5,839       $ 5,839
Securities sold under agreements to repurchase              7,848         7,848         20,338        20,338
Cash collateral for loaned securities                       6,291         6,291          8,193         8,193
Securities sold but not yet purchased                       4,802         4,802          6,968         6,968

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

   Interest Rate Swaps

   The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

   If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

   Futures and Options

   The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

   Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

   If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

   Currency Derivatives

   The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

   Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

   Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

   If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

   Forwards

   The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note
   4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

   The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                             Derivative Financial Instruments
                                                                     December 31, 2000

                                   Trading                            Other than Trading                         Total
                            ----------------------  ---------------------------------------------------  ------------------------
                                                                                      Non-Hedge
                                                        Hedge Accounting            Accounting
                                                    -------------------------  ------------------------
                                       Estimated                  Estimated                 Estimated                 Estimated
                            Notional   Fair Value    Notional     Fair Value    Notional    Fair Value    Notional    Fair Value
                            --------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
                                                                       (In Millions)
Swap Instruments
Interest rate
 Asset                       $ 9,693          $352         $  -          $  -      $1,908          $ 57     $11,601        $  409
 Liability                    10,521           370            -             -       2,126            81      12,647           451
Currency
 Asset                             7             -            -             -         383            31         390            31
 Liability                        30            34            -             -         302            20         332            54
Equity and commodity
 Asset                            55            14            -             -          46            17         101            31
 Liability                        55            12            -             -           -             -          55            12
Forward contracts
Interest rate
 Asset                         3,469            33            -             -           -             -       3,469            33
 Liability                     3,319            33            -             -           -             -       3,319            33
Currency
 Asset                         6,044           185          472             9       2,319            29       8,835           223
 Liability                     5,897           195          429             9          27            79       6,353           283
Equity and commodity
 Asset                         2,091            75            -             -           -             -       2,091            75
 Liability                     1,923            75            -             -           -             -       1,923            75
Futures contracts
Interest rate
 Asset                        11,582            14            -             -       2,410            55      13,992            69
 Liability                     6,513            29            -             -       1,468            21       7,981            50
Equity and commodity
 Asset                           782            27            -             -           -             -         782            27
 Liability                     1,324            36            -             -           -             -       1,324            36
Option contracts
Interest rate
 Asset                         4,141            48            -             -           -             -       4,141            48
 Liability                     4,273            29            -             -           -             -       4,273            29
Currency
 Asset                         1,108            27            -             -           -             -       1,108            27
 Liability                     1,174            26            -             -           -             -       1,174            26
Equity and commodity
 Asset                           175             3            -             -           -             -         175             3
 Liability                       126             1            -             -           -             -         126             1
                             -------          ----  -----------  ------------      ------          ----     -------        ------
Total Derivatives:
 Assets                      $39,147          $778         $472            $9      $7,066          $189     $46,685        $  976
                             =======          ====  ===========  ============      ======          ====     =======        ======
 Liabilities                 $35,155          $840         $429            $9      $3,923          $201     $39,507        $1,050
                             =======          ====  ===========  ============      ======          ====     =======        ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

                                                                       Derivative Financial Instruments
                                                                               December 31, 1999

                                                  Trading                     Other than Trading                      Total
                                            --------------------  -------------------------------------------  --------------------
                                                                                              Non-Hedge
                                                                    Hedge Accounting        Accounting
                                                                  --------------------  ---------------------             Estimated
                                                      Estimated             Estimated              Estimated              ----------
                                            Notional  Fair Value  Notional  Fair Value  Notional   Fair Value  Notional   Fair Value
                                            --------  ----------  --------  ----------  ---------  ----------  --------   ----------
                                                                                  (In Millions)
Swap Instruments
Interest rate
 Asset                                        $ 7,116        $151    $    -         $ -     $2,185        $146   $ 9,301        $297
 Liability                                      6,490         137         -           -      1,261          32     7,751         169
Currency
 Asset                                             24          45       343          30          -           -       367          75
 Liability                                         77          51       369          33          -           -       446          84
Equity and commodity
 Asset                                              8           9         -           -         47          13        55          22
 Liability                                          8           5         -           -          -           -         8           5
Forward contracts
Interest rate
 Asset                                         14,837         105         -           -          -           -    14,837         105
 Liability                                     12,459          84         -           -          -           -    12,459          84
Currency
 Asset                                         11,181         275        54           2      1,182          16    12,417         293
 Liability                                     10,377         247       841          16      1,347          21    12,565         284
Equity and commodity
 Asset                                          1,664          68         -           -          -           -     1,664          68
 Liability                                      1,592          60         -           -          -           -     1,592          60
Futures contracts
Interest rate
 Asset                                          2,374           2         -           -        800          14     3,174          16
 Liability                                      3,017           3         -           -      3,696          44     6,713          47
Equity and commodity
 Asset                                          2,283          44         -           -         71           4     2,354          48
 Liability                                        837          57         -           -         12          11       849          68
Option contracts
Interest rate
 Asset                                          3,725          22         -           -          -           -     3,725          22
 Liability                                      2,185          11         -           -         13           -     2,198          11
Currency
 Asset                                            613           5         -           -         10           -       623           5
 Liability                                      4,439           5         -           -         10           -     4,449           5
Equity and commodity
 Asset                                            340           6         -           -          -           -       340           6
 Liability                                        366           3         -           -          -           -       366           3
                                              -------        ----  --------  ----------     ------        ----   -------        ----
Total Derivatives:
 Assets                                       $44,165        $732    $  397         $32     $4,295        $193   $48,857        $957
                                              =======        ====  ========  ==========     ======        ====   =======        ====
 Liabilities                                  $41,847        $663    $1,210         $49     $6,339        $108   $49,396        $820
                                              =======        ====  ========  ==========     ======        ====   =======        ====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   The following table discloses net trading revenues by derivative instrument types for the years ended December 31,


                                       2000    1999    1998
                                      -----   -----   -----
                                          (In Millions)
Swaps                                 $ (17)  $  16   $ (13)
Forwards                                 51      53      67
Futures                                 (85)     80      (5)
Options                                  (1)    (14)      -
                                      -----   -----   -----
Net trading revenues                  $ (52)  $ 135   $  49
                                      =====   =====   =====


   Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

   Credit Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

   The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


   Off-Balance-Sheet Credit-Related Instruments

   During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

   In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

   Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

   Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

   The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

   The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

   The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

   The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

   The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

   Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

   As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

   The following summary presents certain financial data of our operations based on their location:

                                                                              2000      1999      1998
                                                                           -------   -------   -------
                                                                                 (In Millions)
Revenues:
Domestic                                                                   $23,704   $24,382   $25,368
International                                                                2,840     2,186     1,656
                                                                           -------   -------   -------
  Total revenues                                                           $26,544   $26,568   $27,024
                                                                           =======   =======   =======
Income from continuing operations before income taxes:
Domestic                                                                   $   368   $ 1,939   $ 2,372
International                                                                  359       316       225
                                                                           -------   -------   -------
  Total income from continuing operations before income taxes              $   727   $ 2,255   $ 2,597
                                                                           =======   =======   =======

   The accounting policies of the segments are the same as those described in
   Note 2--"Summary of Significant Accounting Policies."

   In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

   The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

   The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

   The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

   "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

   Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

   The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

   The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

   As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                   Year ended December 31, 2000
                                ---------------------------------------------------------------------------------------------------
                                                                         Reconciling Items
                                ---------------------------------------------------------------------------------------------------
                                                              Charges                   Divested                       Income from
                                              Realized       Related to      Sales      Business                        Continuing
                                Adjusted     Investment       Realized     Practices  and Related                       Operations
                               Operating       Gains           Gains       Remedies      Runoff     Demutualization   Before Income
                                 Income    (Losses), Net   (Losses), Net   and Costs   Operations       Expenses          Taxes
                                ---------  --------------  --------------  ---------  ------------  ----------------  --------------
                                                                          (In Millions)
Individual Life Insurance         $  114           $  (6)          $   -        $  -         $  -              $  -         $   108
Private Client Group                 237               -               -           -            -                 -             237
Retail Investments                   239              (8)              2           -            -                 -             233
Property and Casualty Insurance      150              16               -           -            -                 -             166
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total U.S. Consumer Division        740               2               2           -            -                 -             744
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Group Insurance                      158              (2)              -           -            -                 -             156
Other Employee Benefits              229             (85)            (31)          -            -                 -             113
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Employee Benefits
  Division                           387             (87)            (31)          -            -                 -             269
                                  ------           -----           -----   ---------  -----------   ---------------         -------

International Insurance              296             (15)              -           -            -                 -             281
International Securities and
 Investments                          26               -               -           -            -                 -              26
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total International Division        322             (15)              -           -            -                 -             307
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Investment Management and
 Advisory Services                   154               1               -           -            -                 -             155
Other Asset Management               122               -               -           -            -                 -             122
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Asset Management
  Division                           276               1               -           -            -                 -             277
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Corporate and Other                   (4)           (280)              -           -         (636)             (143)         (1,063)
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total -- Financial Services
  Businesses                       1,721            (379)            (29)          -         (636)             (143)            534
                                  ------           -----           -----   ---------  -----------   ---------------         -------
Traditional Participating Products                    91
 segment                             547           -----            (445)          -            -                 -             193
                                  ------                           -----   ---------  -----------   ---------------         -------
 Total                            $2,268           $(288)          $(474)       $  -        $(636)            $(143)        $   727
                                  ======           =====           =====   =========  ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                  Year ended December 31, 1999
                                --------------------------------------------------------------------------------------------------
                                                                       Reconciling Items
                                --------------------------------------------------------------------------------------------------
                                                            Charges                    Divested                       Income from
                                            Realized       Related to      Sales       Business                       Continuing
                               Ajusted     Investment       Realized     Practices   and Related                      Operations
                              Operating      Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                               Income    (Losses), Net   (Losses), Net   and Costs    Operations       Expenses          Taxes
                                -------  --------------  --------------  ----------  ------------  ----------------  -------------
                                                                         (In Millions)
Individual Life Insurance        $  117           $(23)          $   -        $  -          $  -              $  -          $   94
Private Client Group                224              -               -           -             -                 -             224
Retail Investments                  174              5               1           -             -                 -             180
Property and Casualty Insurance     152              9               -           -             -                 -             161
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total U.S. Consumer Division       667             (9)              1           -             -                 -             659
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Group Insurance                     128             25             (10)          -             -                 -             143
Other Employee Benefits             272            203            (133)          -             -                 -             342
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Employee Benefits
  Division                          400            228            (143)          -             -                 -             485
                                 ------           ----           -----   ---------   -----------   ---------------          ------

International Insurance             218              9               -           -             -                 -             227
International Securities and
 Investments                         15              -               -           -             -                 -              15
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total International Division       233              9               -           -             -                 -             242
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Investment Management and
 Advisory Services                  155              1               -           -             -                 -             156
Other Asset Management               97              -               -           -             -                 -              97
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Asset Management                                                          -
  Division                          252              1               -   ---------             -                 -             253
                                 ------           ----           -----               -----------   ---------------          ------

Corporate and Other                 137            357               -        (100)          (47)              (75)            272
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total -- Financial Services
  Businesses                      1,689            586            (142)       (100)          (47)              (75)          1,911
                                 ------           ----           -----   ---------   -----------   ---------------          ------
Traditional Participating Products                                               -             -
 segment                            316            338            (310)  ---------   -----------                 -             344
                                 ------           ----           -----                             ---------------          ------
 Total                           $2,005           $924           $(452)      $(100)         $(47)             $(75)         $2,255
                                 ======           ====           =====   =========   ===========   ===============          ======


The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                Year ended December 31, 1998
                                 -----------------------------------------------------------------------------------------------
                                                                      Reconciling Items
                                 -----------------------------------------------------------------------------------------------
                                                          Charges                    Divested                       Income from
                                          Realized        Related to      Sales       Business                        Continuing
                                Adjusted Investment        Realized     Practices   and Related                       Operations
                               Operating   Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                                 Income (Losses), Net  (Losses), Net   and Costs    Operations       Expenses          Taxes
                                 -----  -------------  --------------  ----------  ------------  ----------------  --------------
                                                                       (In Millions)
Individual Life Insurance      $  178          $   18           $  -        $  -          $  -              $  -             196
Private Client Group              114               -              -           -             -                 -             114
Retail Investments                249              97             (3)          -             -                 -             343
Property and Casualty Insurance   311              16              -           -             -                 -             327
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total U.S. Consumer Division     852             131             (3)          -             -                 -             980
                               ------          ------          -----   ---------   -----------   ---------------         -------

Group Insurance                    98             123              -           -             -                 -             221
Other Employee Benefits           342             595           (222)          -             -                 -             715
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Employee Benefits
  Division                        440             718           (222)          -             -                 -             936
                               ------          ------          -----   ---------   -----------   ---------------         -------

International Insurance           144               9              -           -             -                 -             153
International Securities and
 Investments                       13               -              -           -             -                 -              13
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total International Division     157               9              -           -             -                 -             166
                               ------          ------          -----   ---------   -----------   ---------------         -------

Investment Management and
 Advisory Services                144               1              -           -             -                 -             145
Other Asset Management             22               -              -           -             -                 -              22
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Asset Management
  Division                        166               1              -           -             -                 -             167
                               ------          ------          -----   ---------   -----------   ---------------         -------

Corporate and Other               (34)             85              -      (1,150)         (196)              (24)         (1,319)
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total -- Financial Services
  Businesses                    1,581             944           (225)     (1,150)         (196)              (24)            930
                               ------          ------          -----   ---------   -----------   ---------------         -------
Traditional Participating
 Products segment                 206           1,697           (236)          -             -                 -           1,667
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total                         $1,787          $2,641          $(461)    $(1,150)        $(196)             $(24)        $ 2,597
                               ======          ======          =====   =========   ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   The summary below presents certain financial information for the Company's reportable segments:

                                                                Year ended December 31, 2000
                                                ---------------------------------------------------------------
                                                                                                   Interest
                                                                                                  Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'      Account
                                                      Revenues        Income       Benefits        Balances
                                                      ---------     ----------  --------------  ---------------
                                                                                         (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $  1,855        $    374       $    650       $    131
 Private Client Group                                   2,689             299             --             --
 Retail Investments                                     1,631             478            152            264
 Property and Casualty Insurance                        1,840             193          1,045             --
                                                     --------        --------       --------       --------
  Total U.S. Consumer Division                          8,015           1,344          1,847            395
                                                     --------        --------       --------       --------

 Group Insurance                                        2,801             485          2,042            200
 Other Employee Benefits                                2,885           2,332            930          1,024
                                                     --------        --------       --------       --------
  Total Employee Benefits Division                      5,686           2,817          2,972          1,224
                                                     --------        --------       --------       --------

 International Insurance                                1,920             129          1,265              2
 International Securities and Investments                 704              66             --             --
                                                     --------        --------       --------       --------
  Total International Division                          2,624             195          1,265              2
                                                     --------        --------       --------       --------

 Investment Management and Advisory Services              874              21             --             --
 Other Asset Management                                   470              31             --             --
                                                     --------        --------       --------       --------
  Total Asset Management Division                       1,344              52             --             --
                                                     --------        --------       --------       --------

 Corporate and Other                                      283             816             23             (3)
                                                     --------        --------       --------       --------
  Total                                                17,952           5,224          6,107          1,618
                                                     --------        --------       --------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                 (379)             --             --             --
 Related Charges:
  Reserves                                                 --              --             36             --
  Amortization of deferred policy
   acquisition costs                                       --              --             --             --
                                                     --------        --------       --------       --------
   Total realized investment gains,                        --
     net of losses and related charges                   (379)             --             36             --
                                                                     --------       --------       --------
 Divested businesses and related runoff
    operations                                            269             101             14             --
                                                     --------        --------       --------       --------
  Total -- Financial Services Businesses               17,842           5,325          6,157          1,618
                                                     --------        --------       --------       --------
Traditional Participating Products segment              8,611           4,172          4,483            133
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   91              --             --             --
 Related Charges:
  Dividends to policyholders                               --              --             --             --
                                                     --------        --------       --------       --------
  Total realized investment gains, net
   of losses and related charges                           91              --             --             --
                                                     --------        --------       --------       --------
  Total -- Traditional Participating
   Products segment
                                                        8,702           4,172          4,483            133
                                                     --------        --------       --------       --------
  Total per Consolidated Financial Statements        $ 26,544        $  9,497       $ 10,640       $  1,751
                                                     ========        ========       ========       ========


                                                          Year ended December 31, 2000
                                                     ---------------------------------------

                                                                               Amortization
                                                                                of Deferred
                                                                                  Policy
                                                     Dividends to   Interest    Acquisition
                                                     Policyholders   Expense       Costs
                                                     -------------  ---------  -------------

                                                                  (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $     12       $     10        $    172
 Private Client Group                                      --             --              --
 Retail Investments                                         1              1             212
 Property and Casualty Insurance                           --             --             365
                                                     --------       --------        --------
  Total U.S. Consumer Division                             13             11             749
                                                     --------       --------        --------


 Group Insurance                                           --             (1)              1
 Other Employee Benefits                                   --             44              22
                                                     --------       --------        --------
  Total Employee Benefits Division                         --             43              23
                                                     --------       --------        --------


 International Insurance                                    1              4             145
 International Securities and Investments                  --             --               1
                                                     --------       --------        --------
  Total International Division                              1              4             146
                                                     --------       --------        --------


 Investment Management and Advisory Services               --              5              --
 Other Asset Management                                    --             --              --
                                                     --------       --------        --------
  Total Asset Management Division                          --              5              --
                                                     --------       --------        --------


 Corporate and Other                                        4            385             (84)
                                                     --------       --------        --------
  Total                                                    18            448             834
                                                     --------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Reserves                                                 --             --              --
  Amortization of deferred policy
   acquisition costs                                       --             --              (7)
                                                     --------       --------        --------
   Total realized investment gains,
     net of losses and related charges                     --             --              (7)
                                                     --------       --------        --------
 Divested businesses and related runoff
    operations                                             --             --              --
                                                     --------       --------        --------
  Total -- Financial Services Businesses                   18            448             827
                                                     --------       --------        --------
Traditional Participating Products segment              2,261            152             269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Dividends to policyholders                              445             --              --
                                                     --------       --------        --------
  Total realized investment gains, net
   of losses and related charges                          445             --              --
                                                     --------       --------        --------
  Total -- Traditional Participating
   Products segment
                                                        2,706            152             269
                                                     --------       --------        --------
  Total per Consolidated Financial Statements        $  2,724       $    600        $  1,096
                                                     ========       ========        ========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

                                                                     Year ended December 31, 1999
                                                        ----------------------------------------------------
                                                                                                 Interest
                                                                                               Credited to
                                                                       Net                    Policyholders'
                                                                   Investment  Policyholders'    Account
                                                        Revenues      Income       Benefits      Balances
                                                        --------    ----------  --------------  ----------
                                                                            (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,723       $   316       $   519       $   126
 Private Client Group                                      2,509           269            --            --
 Retail Investments                                        1,551           491           118           271
 Property and Casualty Insurance                           1,747           197         1,100            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,530         1,273         1,737           397
                                                         -------       -------       -------       -------

 Group Insurance                                           2,428           470         1,749           197
 Other Employee Benefits                                   3,014         2,460           997         1,086
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,442         2,930         2,746         1,283
                                                         -------       -------       -------       -------

 International Insurance                                   1,522            99         1,031             1
 International Securities and Investments                    580            54            --            --
                                                         -------       -------       -------       -------
  Total International Division                             2,102           153         1,031             1
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 768             3            --            --
 Other Asset Management                                      369            29            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                          1,137            32            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         566           926            80            --
                                                         -------       -------       -------       -------
  Total                                                   16,777         5,314         5,594         1,681
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     586            --            --            --
 Related Charges:
  Reserves                                                    --            --           147            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       586            --           147            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           511           142            65            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  17,874         5,456         5,806         1,681
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,356         3,911         4,420           130
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     338            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net                        --
   of losses and related charges                             338            --            --            --
                                                                       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        8,694         3,911         4,420           130
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $26,568       $ 9,367       $10,226       $ 1,811
                                                         =======       =======       =======       =======


                                                            Year ended December 31, 1999
                                                       --------------------------------------

                                                                                 Amortization
                                                                                  of Deferred
                                                                                    Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
Financial Services Businesses:                         -------------  --------  -------------
                                                                 (In Millions)
 Individual Life Insurance                               $     8       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             5           230
 Property and Casualty Insurance                              --            --           350
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 8             9           765
                                                         -------       -------       -------


 Group Insurance                                              --            --            --
 Other Employee Benefits                                      --            51            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            51            10
                                                         -------       -------       -------


 International Insurance                                       2            --           102
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           103
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --            --
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --            --
                                                         -------       -------       -------


 Corporate and Other                                           5           420           (32)
                                                         -------       -------       -------
  Total                                                       15           480           846
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --            (5)
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --            (5)
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      15           480           841
                                                         -------       -------       -------
Traditional Participating Products segment                 2,246            71           314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 310            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             310            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,556            71           314
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,571       $   551       $ 1,155
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)



                                                                Year ended December 31, 1998
                                                        ------------------------------------------------------
                                                                                                   Interest
                                                                                                 Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'     Account
                                                          Revenues    Income       Benefits        Balances
                                                          --------  ----------  --------------  --------------
                                                                          (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,674       $   300       $   525       $   117
 Private Client Group                                      2,317           255            --            --
 Retail Investments                                        1,532           567           125           294
 Property and Casualty Insurance                           1,812           223         1,070            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,335         1,345         1,720           411
                                                         -------       -------       -------       -------

 Group Insurance                                           2,205           441         1,650           158
 Other Employee Benefits                                   3,258         2,730           991         1,278
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,463         3,171         2,641         1,436
                                                         -------       -------       -------       -------

 International Insurance                                   1,090            65           742             3
 International Securities and Investments                    532            55            --            --
                                                         -------       -------       -------       -------
  Total International Division                             1,622           120           742             3
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 740             2            --            --
 Other Asset Management                                      253             9            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                            993            11            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         313           894            20            --
                                                         -------       -------       -------       -------
  Total                                                   15,726         5,541         5,123         1,850
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     944            --            --            --
 Related Charges:
  Reserves                                                    --            --           218            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       944            --           218            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           325           119            55            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  16,995         5,660         5,396         1,850
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,332         3,794         4,390           103
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   1,697            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                           1,697            --            --            --
                                                         -------       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                       10,029         3,794         4,390           103
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $27,024       $ 9,454       $ 9,786       $ 1,953
                                                         =======       =======       =======       =======

                                                            Year ended December 31, 1998
                                                       --------------------------------------
                                                                                Amortization
                                                                                 of Deferred
                                                                                   Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
                                                       -------------  --------  -------------
                                                                     (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $     5       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             3           180
 Property and Casualty Insurance                              --            --           340
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 5             7           705
                                                         -------       -------       -------


 Group Insurance                                              --             1            --
 Other Employee Benefits                                      --            28            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            29            10
                                                         -------       -------       -------


 International Insurance                                       2            --           103
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           104
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --             5
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --             5
                                                         -------       -------       -------


 Corporate and Other                                           5           446           (50)
                                                         -------       -------       -------
  Total                                                       12           482           774
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --             7
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --             7
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      12           482           781
                                                         -------       -------       -------
Traditional Participating Products segment                 2,229            66           358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 236            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             236            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,465            66           358
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,477       $   548       $ 1,139
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                                                    Assets
                                                                                      ---------------------------------
                                                                                             2000       1999       1998
                                                                                         --------   --------   --------
                                                                                                 (In Millions)
Individual Life Insurance                                                                $ 22,992   $ 22,040   $ 20,406
Private Client Group                                                                       18,426     23,157     17,681
Retail Investments                                                                         27,042     28,658     25,594
Property and Casualty Insurance                                                             4,763      4,380      4,865
                                                                                         --------   --------   --------
  Total U.S. Consumer Division                                                             73,223     78,235     68,546
                                                                                         --------   --------   --------

Group Insurance                                                                            15,891     13,850     12,014
Other Employee Benefits                                                                    59,926     60,105     67,702
                                                                                         --------   --------   --------
  Total Employee Benefits Division                                                         75,817     73,955     79,716
                                                                                         --------   --------   --------

International Insurance                                                                     6,726      5,804      4,329
International Securities and Investments                                                    3,644      3,471      3,460
                                                                                         --------   --------   --------
  Total International Division                                                             10,370      9,275      7,789
                                                                                         --------   --------   --------

Investment Management and Advisory Services                                                20,251     18,174     18,421
Other Asset Management                                                                     10,351      7,384      5,716
                                                                                         --------   --------   --------
  Total Asset Management Division                                                          30,602     25,558     24,137
                                                                                         --------   --------   --------

Corporate and Other                                                                        12,814     29,498     36,136
                                                                                         --------   --------   --------
  Total--Financial Services Businesses                                                    202,826    216,521    216,324
                                                                                         --------   --------   --------

Traditional Participating Products segment                                                 69,927     68,573     63,098
                                                                                         --------   --------   --------
  Total Assets                                                                           $272,753   $285,094   $279,422
                                                                                         ========   ========   ========

17.  CONTINGENCIES AND LITIGATION
   Contingencies

   On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

   The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

   The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

   It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)




   however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

   Litigation

   The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                   Year Ended December 31,
                                                                        --------------------------------------------
                                                                           2000      1999      1998     1997    1996
                                                                          -----    ------    ------   ------  ------
                                                                                        (In Millions)
Liability balance at beginning of period                                  $ 891    $3,058    $2,553   $  963  $  -
Charges to expense:
  Remedy costs                                                              (54)      (99)      510    1,640     410
  Additional sales practices costs                                           54       199       640      390     715
                                                                          -----    ------    ------   ------  ------
  Total charges to expense                                                    -       100     1,150    2,030   1,125
Amounts paid or credited:
  Remedy costs                                                              448     1,708       147        -       -
  Additional sales practices costs                                          190       559       498      440     162
                                                                          -----    ------    ------   ------  ------
  Total amounts paid or credited                                            638     2,267       645      440     162
                                                                          -----    ------    ------   ------  ------
Liability balance at end of period                                        $ 253    $  891    $3,058   $2,553  $  963
                                                                          =====    ======    ======   ======  ======


   In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

   In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
   (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

   The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18. OTHER EVENTS

   The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

Prudential's
Variable Appreciable Life(R)
Insurance

Variable  Appreciable  Life(R) is
issued    by    The    Prudential
Insurance  Company of America and
offered through Pruco  Securities
Corporation,   a  subsidiary   of
Prudential,  both  located at 751
Broad    Street,    Newark,    NJ
07102-3777. Appreciable Life is a
registered mark of Prudential.




[GRAPHIC OMITTED]




The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone 800 778-2255


PVAL-1 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Appreciable Life Insurance
Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 126 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.
     2.   Clifford E. Kirsch, Esq.
     3.   Pamela A. Schiz, FSA, MAAA.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


          A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 4)
               (2)  Not Applicable.
               (3)  Distributing Contracts:
                    (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 5)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)
                    (c)  Schedules of Sales Commissions. (Note 5)
               (4)  Not Applicable.
               (5)  Variable Appreciable Life Insurance Contracts: (Note 5)
                    (a) With fixed death benefit for use in New Jersey and domicile approval states.
                    (b) With variable death benefit for use in New Jersey and domicile approval states.
                    (c) With fixed death benefit for use in non-domicile approval states.
                    (d) With variable death benefit for use in non-domicile approval states.
               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended November 14, 1995. (Note 7)
                    (b) By-laws of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 8)
               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.
              (10)  (a)  Application Form. (Note 9)
                    (b) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)
              (11)  Form of Notice of Withdrawal Right. (Note 5)
              (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments  and  cash  surrender  values  upon  conversion  to
                    fixed-benefit       policies      pursuant      to      Rule
                    6e-3(T)(b)(13)(v)(B). (Note 5)

              (13)  Available Contract Riders and Endorsements:
                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 5)
                    (b)  Rider for Applicant's Waiver of Premium Benefit.  (Note
                         5)
                    (c)  Rider for Insured's Accidental Death Benefit. (Note 5)
                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
                    (f)  Rider for Interim Term Insurance Benefit. (Note 5)
                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
                    (j) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 5)
                    (k) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 5)
                    (l)  Endorsement defining Insured Spouse. (Note 5)
                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 5)
                    (n)  Rider modifying Waiver of Premium Benefit. (Note 5)
                    (o)  Rider to terminate a Supplementary Benefit. (Note 5)
                    (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
                    (q)  Rider to provide for exclusion of Aviation Risk.  (Note
                         5)
                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 5)
                    (s)  Rider to provide for exclusion for War Risk. (Note 5)
                    (t)  Rider to provide for Reduced Paid-up  Insurance.  (Note
                         5)
                    (u)  Rider providing for Option to Exchange Policy. (Note 5)
                    (v) Endorsement defining Ownership and Control of the Contract. (Note 5)
                    (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 5)
                    (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 5)
                    (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 5)
                    (z)  Home Office Endorsement. (Note 5)
                    (aa) Endorsement showing Basis of Computation for Non-Smoker
                         Contracts. (Note 5)
                    (bb) Endorsement  showing  Basis of  Computation  for Smoker
                         Contracts. (Note 5)
                    (cc) Rider   for   Term   Insurance   Benefit   on  Life  of
                         Insured--Decreasing Amount After Three Years. (Note 5)
                    (dd) Rider for Renewable Term  Insurance  Benefit on Life of
                         Insured. (Note 5)
                    (ee) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured Spouse. (Note 5)
                    (ff) Living Needs Benefit Rider
                         (i)   for use in Florida. (Note 5)
                         (ii) for use in all approved jurisdictions except Florida and New York. (Note 5)
                         (iii) for use in New York. (Note 5)
                    (gg) Rider for Renewable Term  Insurance  Benefit on Life of
                         Insured Spouse. (Note 5)
                    (hh) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured--Premium Increases Annually. (Note 5)
                    (ii) Rider   for   Term   Insurance   Benefit   on  Life  of
                         Insured--Decreasing Amount. (Note 5)
                    (jj) Rider for a Level Premium Option. (Note 5)
                    (kk) Payment of Unscheduled Premium Benefit (Note 5)
                    (ll) Rider for Scheduled Term  Insurance  Benefit on Life of
                         Insured. (Note 5)
                    (mm) Endorsement altering the Assignment provision. (Note 2)
                    (nn) Rider for  Non-Convertible  Term  Insurance  Benefit on
                         Life of Insured Spouse. (Note 6)
                    (oo) Rider for Convertible Term Insurance Benefit on Life of
                         Insured Spouse. (Note 6)
                    (pp) Rider  for  Level  Term  Insurance  Benefit  on Life of
                         Insured--Premium Increases Annually (Note 6)
                    (qq) Rider for  Non-Convertible  Term  Insurance  Benefit on
                         Life of Insured. (Note 6)
                    (rr) Rider for Convertible Term Insurance Benefit on Life of
                         Insured. (Note 6)
                    (ss) Endorsement  for altering List of  Investment  Options.
                         (Note 12)


   2.  See Exhibit 1.A.(5).

   3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)


                                       II3

   4.  None.

   5.  Not Applicable.

   6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

   7.  Powers of Attorney.


     (a)  F. Agnew, F. Becker, G. Casellas,  R. Carbone,  J.Cullen,
          C. Davis, A. Gilmour,  W. Gray, III,
          J. Hanson,  G. Hiner, C. Horner,
          G. Kelley, B. Malkiel,  A. Piszel, A. Ryan, I. Schmertz,
          C. Sitter, D. Staheli,  R. Thomson, J. Unruh,
          P. Vagelos, S. Van Ness, P. Volcker (Note 3)

(Note 1)    Filed herewith.
(Note 2)    Incorporated by reference to Post-Effective Amendment No. 14 to this
            Registration Statement, filed February 15, 1995.
(Note 3)    Incorporated by reference to Post-Effective Amendment No. 14 to Form
            S-1,  Registration No.  33-20083,  filed April 10, 2001 on behalf of
            The Prudential Variable Contract Real Property Account.
(Note 4)    Incorporated by reference to Post-Effective Amendment No. 15 to this
            Registration Statement filed May 1, 1995.
(Note 5)    Incorporated by reference to Post-Effective Amendment No. 19 to this
            Registration Statement, filed April 28, 1997.
(Note 6)    Incorporated by reference to Post-Effective Amendment No. 18 to this
            Registration Statement, filed December 26, 1996.
(Note 7)    Incorporated by reference to Post-Effective  Amendment No. 9 to Form
            S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The
            Prudential Variable Contract Real Property Account.
(Note 8)    Incorporated by reference to Form S-6,  Registration No.  333-64957, filed  September  30,  1998 on  behalf  of The  Prudential  Variable
            Appreciable Account.
(Note 9)    Incorporated by reference to Post-Effective Amendment No. 21 to this
            Registration Statement, filed April 19, 1999.
(Note 10)   Incorporated by reference to Post-Effective Amendment No. 22 to this
            Registration Statement, filed April 26, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.


(Seal)            The Prudential Variable Appreciable Account
                                  (Registrant)

                 By: The Prudential Insurance Company of America
                                   (Depositor)

Attest:      /s/Thomas C. Castano                  By: /s/Esther H. Milnes
             Thomas C. Castano                     Esther H. Milnes
             Assistant Secretary                   Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.


            Signature and Title

/s/*______________________________________
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer

/s/*______________________________________
Anthony S. Piszel
Vice President and Controller

/s/*______________________________________
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/*______________________________________            *By: /s/ Thomas C. Castano
Franklin E. Agnew                                          Thomas C. Castano
Franklin E. Agnew                                          (Attorney-in-Fact)
Director

/s/*______________________________________
Frederic K. Becker
Director

/s/*______________________________________
Gilbert F. Casellas
Director

/s/*______________________________________
James G. Cullen
Director

/s/*______________________________________
Carolyne K. Davis
Director


/s/*______________________________________
Allan D. Gilmour
Director

/s/*______________________________________
William H. Gray, III
Director

/s/*______________________________________
Jon F. Hanson
Director

/s/*______________________________________
Glen H. Hiner, Jr.
Director

/s/*______________________________________
Constance J. Horner
Director

/s/*______________________________________
Gaynor N. Kelley
Director

/s/*______________________________________
Burton G. Malkiel
Director

/s/*______________________________________            *By: /s/ Thomas C. Castano
Ida F.S. Schmertz                                          ---------------------
Director                                                   Thomas C. Castano
/s/*______________________________________                 (Attorney-in-Fact)
Charles R. Sitter
Director

/s/*______________________________________
Donald L. Staheli
Director

/s/*______________________________________
Richard M. Thomson
Director

/s/*______________________________________
James A. Unruh
Director

/s/*______________________________________
P. Roy Vagelos, M.D.
Director

/s/*______________________________________
Stanley C. Van Ness
Director

/s/*______________________________________
Paul A. Volcker
Director

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 13, 2001, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 23, 2001

                                  EXHIBIT INDEX

          Consent of PricewaterhouseCoopers  LLP, independent
          accountants.                                                 Page II-7


     3.   Opinion and Consent of Clifford E.  Kirsch,  Esq.
          as to the legality of the securities being registered.       Page II-9


     6.   Opinion and Consent of Pamela A. Schiz,  FSA,  MAAA,
          as to  actuarial matters pertaining to the securities
          being registered.                                           Page II-10